UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WESTERN ASSET MORTGAGE CAPITAL CORPORATION
47 W 200 SOUTH, SUITE 200
SALT LAKE CITY, UTAH 84101
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 24, 2022
TO THE STOCKHOLDERS OF WESTERN ASSET MORTGAGE CAPITAL CORPORATION:
Notice is hereby given that the Annual Meeting of Stockholders of Western Asset Mortgage Capital Corporation, a Delaware corporation (the "Company"), will be held on June 24, 2022 at 9:00 A.M., Pacific Time, online at https://web.lumiagm.com/239581234. This year's Annual Meeting of Stockholders will be held in a virtual-only meeting format. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading "Voting Securities."
At the Annual Meeting of Stockholders, stockholders will be invited to consider and vote upon for the following matters, all of which are more completely set forth in the accompanying Proxy Statement:
1.To elect the Board of Directors, with each director serving a one‑year term and until his or her successor is elected and qualified;
2.To hold an advisory vote on executive compensation;
3.To ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2022;
4.To approve an amendment to our amended and restated certificate of incorporation that effects (a) a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio within a range of 1-for-5 and 1-for-10, as determined by our Board at a later date, and (b) a reduction in the number of authorized shares of the Company's common stock by a corresponding proportion;
5.To approve the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan and the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan; and
6.To transact such other business as may properly come before the meeting.
Only stockholders of record at the close of business on April 26, 2022 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2021 Annual Report to Stockholders, which accompanies this Proxy Statement.
An additional copy of our Annual Report on Form 10‑K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:
WESTERN ASSET MORTGAGE CAPITAL CORPORATION
Attn: Secretary
47 West 200 South, Suite 200
Salt Lake City, Utah 84101
Phone: (801) 952-3390
The Company’s Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,

Charles A. Ruys de Perez, Secretary
Salt Lake City, Utah
Date: May 2, 2022
Enclosures
****YOUR VOTE IS IMPORTANT****
YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE VIRTUAL MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to be Held on June 24, 2022
Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this Proxy Statement, a proxy card and our 2021 Annual Report to Stockholders) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.
This Proxy Statement, the Company’s 2021 Annual Report and a proxy card will be made available at http://proxy.westernassetmcc.com.
The Annual Meeting of Stockholders will be held June 24, 2022 at 9:00 A.M. Pacific Time, online at https://web.lumiagm.com/239581234. This year's Annual Meeting of Stockholders will be held in a virtual-only meeting format. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading "Voting Securities." The Proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this Proxy Statement, are as follows:
1.    To elect the Board of Directors, with each director serving a one‑year term and until his or her successor is elected and qualified;
2.    To hold an advisory vote on executive compensation;
3.    To ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2022;
4.    To approve an amendment to our amended and restated certificate of incorporation that effects (a) a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio within a range of 1-for-5 and 1-for-10, as determined by our Board at a later date, and (b) a reduction in the number of authorized shares of the Company's common stock by a corresponding proportion; and
5.     To approve the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan and the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan.
Our Board of Directors recommends that you vote "FOR" the approval of Proposals 1, 2, 3, 4 and 5.
For information on how to vote at the Annual Meeting of Stockholders, please see the sections entitled "Solicitation and Revocation of Proxy" and "Voting Securities" below.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 24, 2022
This Proxy Statement is furnished in connection with the Annual Meeting (the "Annual Meeting") of Stockholders of Western Asset Mortgage Capital Corporation (the "Company") to be held June 24, 2022 at 9:00 A.M. Pacific Time, online at https://web.lumiagm.com/239581234. This year's Annual Meeting of Stockholders will be held in a virtual-only meeting format. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading "Voting Securities." This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about May 2, 2022. A copy of the Company’s 2021 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.
SOLICITATION AND REVOCATION OF PROXY
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be used at the Annual Meeting of the holders of the Company’s common stock, par value $0.01 per share, to be held June 24, 2022. The enclosed proxy may be revoked at any time before it is exercised by logging into and voting at the virtual meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, by the directors, officers, and employees of the Company, or by the Company’s transfer agent. Directors, officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. In addition, we have engaged Morrow Sodali LLC to assist in soliciting proxies from brokers, banks and other nominee holders of our common stock at an estimated cost of approximately $6,500, plus reasonable out-of-pocket expenses.
All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of directors shown as nominees and as recommended by the Board with regard to all other matters.
VOTING SECURITIES
At the close of business on April 26, 2022, there were 60,637,654 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of such shares are entitled to one vote for each share of common stock held by them on any matter to be presented at the Annual Meeting, including the election of directors. Only stockholders of record at the close of business on April 26, 2022 are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
    The Annual Meeting will be held entirely online this year. You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting, by visiting https://web.lumiagm.com/239581234. If you were a stockholder of record as of April 26, 2022, the record date for the Annual Meeting, you should click on "I have a login," enter the control number found on your proxy card or Notice of Internet Availability of Proxy Materials you previously received, and enter the password "western2022" (the password is case sensitive). We encourage you to access the meeting prior to the start time leaving ample time for the check in.

    If your shares are held in "street name" through a broker, bank or other nominee, in order to participate in the virtual Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company's common stock you held as of the record date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as "Legal Proxy" and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on June 15, 2022.

    Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The presence at the virtual Annual Meeting, in person or by proxy, of a majority of the outstanding shares of the common stock will constitute a quorum.

ABOUT THIS PROXY STATEMENT
In this Proxy Statement, the terms "we," "our," "us," and "the Company" refer to Western Asset Mortgage Capital Corporation. The Company is externally managed and advised by Western Asset Management Company, LLC, which is referred to herein as "our Manager" or "the Manager."
HOUSEHOLDING
In order to reduce printing and postage costs, we have undertaken an initiative to deliver only one copy of the Company’s 2021 Annual Report to Stockholders, one copy of the Proxy Statement and one copy of the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address. This delivery method, called "householding," will not be used, however, if we receive contrary instructions from one or more of the stockholders sharing an address. If your household has received only one copy of these materials, we will deliver promptly a separate copy of each of the Company’s 2021 Annual Report to Stockholders, the Proxy Statement and Notice of Internet Availability of Proxy Materials to any stockholder who sends a written request to the Secretary, Western Asset Mortgage Capital Corporation, 47 West 200 South, Suite 200, Salt Lake City, Utah 84101. You may also contact our Secretary at (801) 952-3390. You may also notify us that you would like to receive separate copies of the Company’s 2021 Annual Report to the Stockholders, Proxy Statement and Notice of Internet Availability of Proxy Materials in the future by writing to our Secretary. Even if your household has received only one copy of the Company’s 2021 Annual Report to Stockholders, one copy of the Proxy Statement and one copy of the Notice of Internet Availability of Proxy Materials, a separate proxy card has been provided for each stockholder account. If you are submitting a proxy by mail, each proxy card should be marked, signed, dated and returned in the enclosed self‑addressed envelope.
If your household has received multiple copies of the Company’s 2021 Annual Report to Stockholders, Proxy Statement and Notice of Internet Availability of Proxy Materials, you can request the delivery of single copies in the future by marking the designated box on the enclosed proxy card.
SPECIAL NOTE TO
STOCKHOLDERS HOLDING SHARES
WITH THEIR BROKER
THE NEW YORK STOCK EXCHANGE AND NASDAQ NOW PROHIBIT YOUR BROKER FROM VOTING YOUR SHARES IN ROUTINE ELECTIONS FOR DIRECTORS, FOR MATTERS RELATED TO EXECUTIVE COMPENSATION OR ANY OTHER SIGNIFICANT MATTER, AS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH ELECTION ON HOW YOU WANT YOUR SHARES VOTED. YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

PROPOSAL 1
ELECTION OF DIRECTORS
Pursuant to the Company’s Bylaws, the Board has fixed the number of the Company’s directors at six (6). Each director elected at the Annual Meeting shall hold office until his or her respective successor has been elected and qualified, or until such individual’s earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining directors then in office.
The Board has selected each of the following persons as a nominee for election by the holders of the Company’s common stock as a director at the 2022 Annual Meeting of Stockholders:
Edward D. Fox
James W. Hirschmann III
Ranjit M. Kripalani
M. Christian Mitchell
Lisa G. Quateman
Bonnie M. Wongtrakool

Experience, Qualifications, Attributes, and Skills
Edward D. Fox has been a member of our Board since May 2012 and is the chair of our Nominating and Corporate Governance Committee. Mr. Fox has served as chairman and chief executive officer of Vantage Property Investors, LLC, a private real estate investment and development company, since January 2003. Mr. Fox was chairman and chief executive officer of Center Trust, a real estate investment trust, from 1998 to January 2003, when Center Trust was acquired by Pan Pacific Retail Properties. Mr. Fox co‑founded and served as the chairman of CommonWealth Partners, a fully integrated real estate operating company, from 1995 through October 2003. Prior to forming CommonWealth Partners, Mr. Fox was a senior partner with Maguire Thomas Partners, a national full‑service real estate operating company. A certified public accountant, Mr. Fox started his career in public accounting specializing in real estate transactions. Mr. Fox serves on the Dean’s advisory council for the USC School of Architecture, is a director of the Orthopaedic Institute for Children and serves on the board of trustees of its foundation. He received a bachelor’s degree in accounting and a master’s degree in business, both with honors, from the University of Southern California.
The Board believes Mr. Fox is qualified to serve as a director due to the depth of his experience in the real estate industry, his previous management experience in both real estate operating companies and real estate investment trusts and his experience on public and private boards.
James W. Hirschmann III has been the Chairman of the Board since July 2009 (the Company commenced operations in May 2012). He has also served as the chief executive officer of our Manager since 1999. Mr. Hirschmann serves on our Manager’s board of managers and chairs our Manager’s Executive Committee. Mr. Hirschmann has worked at our Manager since 1989. Mr. Hirschmann also served as the president of our Manager’s former parent company, Legg Mason, Inc., from May 2006 to April 2007. Mr. Hirschmann received a bachelor of science degree from Widener University.
The Board believes Mr. Hirschmann is qualified to serve as a director because of his experience as chief executive officer and member of the board of directors of our Manager and his depth of experience in the financial and investment management industry.
Ranjit M. Kripalani has been a member of our Board since November 2014 and is the chair of our Risk Committee. From 2009 to 2013, Mr. Kripalani served as the chief executive officer of CRT, LLC, an institutionally focused broker‑dealer. Prior to joining CRT, Mr. Kripalani worked at Countrywide Capital Markets, Inc. and Countrywide Financial Corporation from 1998 to 2008, where he served in a number of roles, including as president of capital markets and executive managing director of Countrywide Financial Corp. and chief executive officer and president of Countrywide Capital Markets from 2000 to 2008. Mr. Kripalani also served as president and chief executive officer of Countrywide Securities Corporation from 2001 to 2008 and was the executive vice president and national sales manager for Countrywide Securities Corporation from 1998 to 2001. Prior to joining Countrywide, Mr. Kripalani served as managing director and head of mortgage trading for Chase Securities, Inc. from 1995 to 1998, and as managing director and head of mortgage trading for PaineWebber, Inc. from 1985 to 1995. He is also a director for Griffin Capital Essential Asset REIT, an SEC registered non-traded real estate investment trust (real estate investment trusts are hereinafter referred to as "REITs"). Mr. Kripalani has a bachelor of arts degree in International Relations from Tufts University and a Graduate Diploma in Business Studies from the London School of Economics.

The Board believes Mr. Kripalani is qualified to serve as a director because he is a longtime executive in the financial industry with significant experience in the investment in and trading of mortgages and mortgage backed securities.
M. Christian Mitchell has been a member of our Board since May 2012 and is the Lead Independent Director of the Board and the chair of our Audit Committee. Mr. Mitchell retired from Deloitte & Touche LLP in 2003, where he was the national managing partner of the mortgage banking and finance companies practice. During his 26‑year career at Deloitte, he also served as regional managing partner for various practices including audit, enterprise risk services and financial services. Mr. Mitchell is currently the Dallas, Texas based Managing Partner of THG Advisory Services, LLC, an alternative investment and advisory firm. He is also a director of Marshall & Stevens, a Los Angeles-based national valuation consulting firm, Pacific Premier Bancorp Inc., an Irvine, California-based bank holding company, Parsons Corporation, a Centreville, Virginia-based provider of technology-driven solutions in the defense, intelligence and critical infrastructure markets, PS Business Parks, a Glendale, California-based real estate investment trust that acquires, develops, owns and operates commercial properties, primarily multi-tenant industrial, flex and office space, and Huntington Memorial Hospital, a not-for-profit hospital located in Pasadena, California. Mr. Mitchell previously served as an adjunct professor of accounting at the University of Redlands and is the chairman emeritus of the National Association of Corporate Directors ("NACD"), Pacific Southwest, and was a member of the national board of NACD from 2017 to 2019. Mr. Mitchell received a bachelor of science degree from the University of Alabama. In 2011 and 2012, Mr. Mitchell was named "one of the 100 most influential people in corporate governance" by Directorship magazine.
The Board believes Mr. Mitchell is qualified to serve as a director because of his extensive experience in the real estate and mortgage industry, his professional and educational background in accounting and finance and his previous experience serving on boards of directors.
Lisa G. Quateman has been a member our Board since June 2020 and is the chair of our Compensation Committee. Ms. Quateman is the chief executive officer of Voyager Advisory LLC, a corporate strategic advisory firm. She retired as a senior partner of the national law firm Polsinelli in October 2020, where she had specialized in financial services, real estate, regulatory matters and corporate transactions. She was the founding Office Managing Partner for the firm's Los Angeles office. Previously, she was the Managing Partner of Quateman LLP and a partner at Dentons. Ms. Quateman serves on the boards of directors of ITR Concession Company and affiliates (a public-private partnership operator of the Indiana Toll Road), Scherzer International Corporation, National Association of Corporate Directors (NACD) Pacific Southwest Chapter and Heidi Duckler Dance. She is a member of the Advisory Boards of Lyles Diversified, Inc. and the UCLA Ziman Center for Real Estate and of the City of Hope Board of Governors. Previously she served as Vice Chair and General Counsel for the UCLA Alumni Association and as a Mayoral appointee to the City of Los Angeles Industrial Development Authority. Ms. Quateman is an NACD Certified Director and Board Leadership Fellow, and she earned her bachelor of arts and juris doctor degrees from the University of California at Los Angeles.
The Board believes Ms. Quateman is qualified to serve as a director because of her extensive experience working on real estate matters, advising issuers and financial institutions in complex financing transactions and her previous experience serving on boards of directors.
Bonnie M. Wongtrakool, CFA, has been a member of our Board and our Chief Executive Officer since October 2021. Ms. Wongtrakool is the global head of ESG investments and a portfolio manager for the Manager, which she joined in 2003. She leads the Manager’s ESG research, engagement, strategies and portfolios, which express the Manager’s ESG capabilities across a wide range of fixed-income mandates. She is also a member of the Firm’s US Broad Strategy Committee, which formulates domestic investment themes and strategies. Prior to her ESG leadership role, Ms. Wongtrakool was a portfolio manager on the Manager's mortgage-backed securities ("MBS") and asset-backed securities ("ABS") team, where she managed the Manager’s dedicated mortgage funds and was responsible for mortgage allocations across the Manager’s multi-sector portfolios. Prior to joining the Manager, she worked at Mercer Management Consulting in strategy consulting and at Orion Partners in private equity. Ms. Wongtrakool began her career at Donaldson, Lufkin & Jenrette Securities in investment banking. Ms. Wongtrakool earned her juris doctor degree from Harvard Law School and her bachelor of arts degree from Harvard College. She also serves on the board of trustees of Crestview Preparatory School in La Canada Flintridge, California. She is a Chartered Financial Analyst.
The Board believes Ms. Wongtrakool is qualified to serve as a director because of her leadership role at the Manager, her knowledge of mortgages, MBS, ABS and other structured products and her depth of experience in the investment management industry.
Vote Required
Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The affirmative vote of stockholders holding a plurality of the Company’s issued and outstanding common stock in attendance, either in person or by proxy, at the virtual meeting is required to approve this Proposal. Abstentions and broker non‑votes will have no effect.

The Board recommends an affirmative vote FOR the above director nominees.
It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as directors. The Board knows of no reason why any nominee for director would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may designate, or the Board may reduce the number of directors to eliminate the vacancy.
DIRECTORS AND EXECUTIVE OFFICERS
The names, principal occupation or employment, and ages of each of our directors and executive officers as of April 26, 2022 are listed in the following table:

Name and Principal Occupation or Employment	Age
Directors
Edward D. Fox, Chairman and Chief Executive Officer of Vantage Property Investors, LLC	74
James W. Hirschmann III, Chief Executive Officer of our Manager	61
Ranjit M. Kripalani, Consultant	62
M. Christian Mitchell, Managing Partner, THG Advisory Services, LLC	67
Lisa G. Quateman, Chief Executive Officer of Voyager Advisory LLC	68
Bonnie M. Wongtrakool, Chief Executive Officer of the Company and global head of ESG investments and a portfolio manager at our Manager	48
Executive Officers
Greg Handler, Chief Investment Officer of the Company and head of our Manager's Mortgage and Consumer Credit Group	41
Sean O. Johnson, Deputy Chief Investment Officer of the Company and portfolio manager in our Manager's Mortgage and Consumer Credit Group	55
Lisa Meyer President, Chief Financial Officer and Treasurer of the Company	57
Elliott Neumayer, Chief Operating Officer of the Company and product specialist and head of mortgage-related business at our Manager	41

Biographies of Directors and Executive Officers
Biographical information for each of our nominees for director is provided under "Proposal No. 1, Election of Directors—Experience, Qualifications, Attributes, and Skills."
In addition to Ms. Wongtrakool, the following individuals serve as our executive officers.
Greg Handler, CFA, was appointed Chief Investment Officer of the Company in July 2021 and is the head of our Manager's Mortgage and Consumer Credit Group. Previously, Mr. Handler served as co-head of our Manager's Mortgage and Consumer Credit Group since March 2019. Before that, he was a lead portfolio manager on the Manager's structured product portfolios. Mr. Handler began his career at the Manager in 2002 and has focused his research on the non-Agency MBS sector for more than 18 years. Mr. Handler holds a bachelor of science degree from Pomona College. He is a Chartered Financial Analyst.
Sean O. Johnson, CFA, was appointed Deputy Chief Investment Officer of the Company in July 2021. Mr. Johnson is a portfolio manager in the Manager’s Mortgage and Consumer Credit Group, focusing on both Agency and Non-Agency MBS and residential and commercial whole loans. Mr. Johnson joined the Manager in 1995 and prior to that was a portfolio analyst at Pacific Investment Management Company and a Supervisor of Investment Performance at Wilshire Associates, Inc. Mr. Johnson holds a bachelor of science degree from the University of Southern California. He is a Chartered Financial Analyst.
Lisa Meyer has been our President, Chief Financial Officer and Treasurer since October 2021, our Chief Financial Officer and Treasurer since June 2016 and before that was our Interim Chief Financial Officer beginning in November 2015. From 2011 to November 2015, Ms. Meyer was a Managing Director of FTI, Consulting Inc. ("FTI") (NYSE: FCN), in the Real Estate Solutions practice where she focused on providing services related to financial reporting, research and interpretation of generally accepted accounting principles and assistance with SEC regulatory matters, primarily to REITs, financial services companies, as well as real estate private equity funds and other real estate operating companies. Ms. Meyer has over 20 years of experience in the real estate and real estate finance industries working with publicly traded mortgage and equity REITs, non-traded REITs, private real estate companies, real estate operators and private equity funds.  Prior to joining FTI, from 2005 to 2011 Ms. Meyer served as the chief accounting officer for NorthStar Realty Finance Corp. (NYSE: NRF). During 2011, Ms. Meyer also served as NorthStar’s interim chief financial officer and served as the chief financial officer/chief accounting officer of two public non-traded REITs, NorthStar Real Estate Income Trust and NorthStar Senior Care Trust. From 1994 to 2005, Ms. Meyer worked for Ernst & Young LLP in the Global Real Estate Group, most recently serving as an Assurance Senior Manager, focusing on complex and specialized accounting and audit issues for a diverse group of publicly traded and privately held real estate and real estate finance clients. Ms. Meyer received a M.S. in finance from Northeastern University - D’Amore-McKim School of Business and a bachelor of arts degree in accounting and economics from the City University of New York - Queens College and she is a Certified Public Accountant in the State of New York.
Elliott Neumayer has been our Chief Operating Officer since October 2015. Mr. Neumayer has also served as a product specialist and head of mortgage-related business efforts at our Manager since October 2015. From May 2014 through October 2015, Mr. Neumayer supported our Manager’s mutual fund business. From July 2007 through May 2014, Mr. Neumayer was a member of our Manager’s product group, where he worked on our Manager’s mortgage-related and mutual fund products. From 2004 through July 2007, Mr. Neumayer was a member of our Manager’s client service department. Mr. Neumayer joined our Manager in 2004 from Marshall & Stevens, where he served as a senior associate. Mr. Neumayer received an MBA and bachelor of arts degree from Loyola Marymount University.
ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE INFORMATION
The Company and our Manager are committed to corporate responsibility and recognize the importance of integrating environmental, social and governance ("ESG") policies into our day-to-day operations. As an externally-managed company with no employees, the bulk of our environmental and social efforts are conducted through our Manager. The following are notable ESG policies we and our Manager had in place as of December 31, 2021.
Environmental
The Company and our Manager recognize that environmental issues are increasingly a concern in today's world and that sustainable business practices can effectively drive business competitiveness. Our Manager is committed to an environmental policy that promotes operational practices to minimize its impact on the environment. For example, our Manager has purchased renewable energy credits to offset its direct operations in previous years and will continue to assess the advisability of doing so in the future. Our Manager also makes efforts to reduce energy use and water waste wherever possible and manages its electronic waste per local guidelines. Our Manager participates in local waste recycling efforts that meet all regional ordinances for plastics, glass, paper and compostable waste at all of its global office locations. An example of these efforts is the refurbishment of the London office of the Manager's UK company that was completed in 2021. Our Manager set the foundations of the refurbishment project on sustainability and employee well-being goals. The refurbishment achieved:

•Energy efficiency and climate change mitigation: implementation of energy efficient HVAC at the office reduces energy usage and lowers operating costs by up to 31%;
•Pollution prevention and control: 98.1% of the waste generated during the refurbishment was diverted from landfills;
•Conservation of resources: our Manager selected optimal materials and ethical suppliers, including natural and renewable sources and recycled materials;
•Ensuring occupant health and well-being: the refurbishment resulted in optimal levels of thermal comfort, reduced volatile organic compounds (VOCs), maximization of natural daylight and suitable levels of ventilation; and
•Sustainable material use: The refurbishment used environmentally sustainable materials including A+ efficient flooring and low-VOC paints.

In addition, in its capacity as an investment manager, our Manager, either directly or through a non-US affiliate, is also a signatory to Principles for Responsible Investment (PRI) and the 2020 UK Stewardship Code and is a founding member of the UN PRI Sustainable Goals Advisory Committee, the UN PRI Sovereign Working Group and the UN PRI Sub-sovereign Debt Advisory Committee. In its 2020 UNPRI signatory assessment, our Manager received an "A" across all categories, including higher-than-the-median ratings in the Sovereign/Supranational/Agency, Corporate Non-Financials, Financials and Securitized fixed-income categories and an at-the-median rating in Strategy & Governance. Our Manager is also a supporter of the Task Force on Climate-related Financial Disclosures and Transition Pathway Initiative, and a signatory and participant in Climate Action 100+.

Social

Human Capital

To foster the health, well-being and satisfaction of our Manager's employees and their families, our Manager's employees have access to robust compensation, health and wellness programs, including:

•A competitive total compensation program, consisting of benefits, base salary and incentive compensation;
•Our Manager bears all premiums for its medical, dental, vision, basic life and disability insurance plans;
•Paid parental leave;
•Wellness incentives;
•Employee assistance program;
•401(k) plan including company matching; and
•In-office flu shot clinics.

To attract and retain talent, our Manager supports and encourages the development of its employees with a variety of opportunities for personal growth through training and education support, including:

•Regular in-person and online professional training sessions and reimbursement for university or other recognized institution course work, reimbursement for enrollment in the CFA program and reimbursement of reasonable expenses incurred in connection with the Certified Public Accounting and other professional credentialing programs;
•All employees participate in mid-year and/or annual performance reviews; and
•Approximately 22% of open positions were filled internally in 2021 and the average tenure of our Manager's employees is over 11 years.

Community Engagement

Our Manager believes that as a good corporate citizen, it has the responsibility to assist the communities in which it operates. Because of this commitment, our Manager established the Western Asset Management Company Charitable Foundation (the "Foundation") in 2005. The Foundation's goal is to foster educational and civic programs and services, advocate cultural institutions, and aid the underprivileged in the communities in which our Manager operates. Our Manager encourages employee involvement in the community through its volunteer efforts committee and its charitable contribution gift match program. Our Manager's volunteer efforts committee carries out the mission of the Foundation by offering the Manager's employees opportunities to contribute their time and show their support to the Manager's community partners. By providing the necessary human resources to select local, regional and national organizations for events and program services, the committee brings the Manager's employees and their community together. Additionally, our Manager believes in the importance of supporting the communities in which it does business. To this end, our Manager will match employee contributions to bonafide 501(c)(3) charitable organizations on a dollar-for-dollar basis, up to $1,000 per year per employee.

Diversity, Equity and Inclusion (DEI)

Our Manager has a comprehensive approach to DEI globally and affirmative action in the United States which provides that all applicants and employees shall be recruited, trained, promoted, retained and compensated strictly on the basis of qualifications for the role and treated equally in these and all aspects of the employment relationship. As part of its ongoing DEI efforts, our Manager supports the following employee resource groups spanning a variety of shared interests and perspectives:

•Asian Pacific Islanders for Engagement and Excellence (APEX): APEX seeks to celebrate and support Asian-Pacific Islander cultures within our Manager by embracing differences and promoting professional and personal development.
•Black Heritage Network (BHN): BHN aims to facilitate the professional development of black employees by providing an educational forum, creating connections and promoting an inclusive environment at our Manager.

•Latinos for Engagement, Advancement and Development (LEAD): LEAD seeks to cultivate a community within the Manager that promotes and integrates the Latin/Hispanic culture and traditions, provides support for professional development and contributes to the success of the Manager’s mission.
•Unify, Network, Inspire, Teach, and Empower (UNITE) women: UNITE seeks to unify, provide a network and space to inspire, an environment to teach, and a way to empower our Manager's female employees.
•Western Asset Pride: Western Asset Pride seeks to provide a forum for education and awareness supporting the professional growth of LGBTQ+ (Lesbian, Gay, Bisexual, Transgender, Queer and Questioning) individuals by fostering a safe environment within our Manager for staff to be authentic in the workplace.

Corporate Governance

We believe good corporate governance is critical to achieving long-term shareholder value and we are committed to governance practices and policies that serve the long-term interests of the Company and its shareholders. Highlights of our corporate governance practices, many of which are discussed at greater length elsewhere in this Proxy Statement, include:

•Our Board represents a well-rounded and diverse combination of skills, knowledge, experience and perspectives.
•Two-thirds of our directors are independent.
•The Board regularly meets in executive sessions with its independent directors which are presided over by the Lead Independent Director.
•All of the members of the Board's four standing committees are independent.
•One-third of the Board's directors are female.
•We separate the Chairman of the Board and Chief Executive Officer roles.
•Our Board is fully declassified and directors are elected annually.
•Each share of our common stock has equal voting rights with one vote per share.
•The Board and each Board committee conducts an annual evaluation of its performance.
•During 2021, director attendance for Board and committee meetings was greater than 75% for each director.

Board Leadership Structure
Our Board leadership structure is currently comprised of: (i) the Chairman of the Board, (ii) the Chief Executive Officer of the Company and (iii) the Lead Independent Director who is "independent" under the rules of the New York Stock Exchange (the "NYSE").
Four of the six nominees for election to our Board are independent under the rules of the NYSE. Our four independent directors serve as the sole members of our Audit, Compensation, Nominating and Corporate Governance and Risk Committees. We have retained our Manager to manage the day-to-day affairs of our business, subject to the supervision and oversight of our Board. Ms. Wongtrakool, our Chief Executive Officer, and Mr. Hirschmann, our Chairman of the Board, are employees of our Manager. The Board has determined that this combination of employees in leadership positions at our Manager, a two‑thirds majority of independent directors, the designation of a lead independent director and governing committees composed solely of independent directors is the most appropriate governance structure for the Company.
Mr. Hirschmann has served as the Chairman of the Board since 2009. Having been employed by our Manager for over 30 years, Mr. Hirschmann has a breadth of unique and specialized knowledge about our business operations and those of our Manager. In 2014, in light of the Company’s growth and to further enhance the Company’s governance structure, the Board, to complement Mr. Hirschmann's Chairman position, created the position of Lead Independent Director and appointed M. Christian Mitchell to the position. The Lead Independent Director is responsible for (i) serving as a liaison between the Chairman of the Board and our other directors, (ii) presiding at, and preparing the agenda for, all executive sessions of the independent directors, (iii) working with the Chairman of the Board and members of management to schedule Board meetings, prepare agendas and review with management the adequacy and timing of information provided to the Board, (iv) retaining outside advisors to the Board, if necessary or desirable, and (v) performing such other duties as may be requested by the Chairman or the Board.
In addition, as noted, each of the Board's four standing Committees, Audit, Compensation, Nominating and Corporate Governance and Risk, is composed exclusively of independent directors under the NYSE rules. To further facilitate the exercise of independent judgment by the Board, these independent directors meet regularly in executive session without any members of management present.
Board Oversight of Risk

While our Manager and our executive officers, all of whom are employees of our Manager, are responsible for the day‑to‑day management of risk, our Board is responsible for appropriate risk oversight and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, legal risks, and operational risks. In particular, our Board has established investment guidelines, which have been made a part of the Management Agreement, for our Manager to follow in its day‑to‑day management of our business.
The Board has been structured to facilitate oversight of risk by combining Board committees composed entirely of independent directors, a two‑thirds majority independent Board composition and a Lead Independent Director, with an experienced Chairman of the Board and Chief Executive Officer, each of whom has detailed knowledge of our business, our Manager, and the complex challenges we face. The Chairman of the Board and the Chief Executive Officer’s respective in‑depth understanding of these matters and involvement in the day‑to‑day management of the Company positions them to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The Lead Independent Director and the other independent directors who chair the Board's committees also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to question the Company’s management. The Board believes there has been a well‑functioning and effective balance between the non‑management directors and the Chairman of the Board and the Chief Executive Officer, which enhances risk oversight. Finally, in 2018 the Board decided to enhance its risk oversight process by creating a Risk Committee of the Board to provide a more focused risk review process.
The Board exercises its oversight responsibility for risk both directly and through its four standing committees. The Board and each appropriate committee may spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through reports from the committees at full Board meetings and committee meeting minutes available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board’s regular quarterly meetings. Periodically, the Board may conduct reviews of our long‑term strategic plans, which may include reports from members of our or the Manager’s senior management on our chief risks and the steps management has taken or will take to mitigate these risks. In addition, the Risk Committee, which is responsible for overseeing the Company’s risk governance structure, risk management and risk assessment guidelines and policies and risk tolerance and capital, liquidity and funding, receives regular reports on various risk matters with a focus on investment and related risk matters and meets regularly with members of the Manager’s Risk Department.
As needed between Board meetings, our Chairman of the Board and Chief Executive Officer may provide reports to the Board on the critical issues we face and the recent developments in our business, including identified risks. In addition, our Chief Investment Officer and Deputy Chief Investment Officer provide the Board with a formal investment report at each quarterly meeting of the Board along with supplemental telephonic reports on our investment portfolio at least once a quarter. Since 2016, these reports have been supplemented by presentations by the Manager's Risk Management Department focused primarily on portfolio risk. These discussions provide the Board with an opportunity to ask questions regarding our investment strategy and related portfolio risks.
    The Audit Committee is responsible for reviewing our financial accounting risks. The Audit Committee meets regularly with our President and Chief Financial Officer, other members of senior management, external accounting service providers and our independent auditors to discuss our major financial risk exposures, financial reporting, internal controls, and credit and liquidity risk. The Audit Committee meets regularly in executive session with our independent auditors to facilitate a full and candid discussion of risks and other issues.

The Compensation Committee is responsible for overseeing compensation risk, including evaluating and assessing risks arising from the terms of the Management Agreement, our compensation policies and practices for our employees and ensuring executive compensation is aligned with performance and engaging in an annual overall review of the Manager’s services to us. The Compensation Committee is charged with monitoring our equity‑based compensation plans, including employee benefit plans.
The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, ethical and business conduct and our corporate governance profile and ratings. The Nominating and Corporate Governance Committee also is engaged in overseeing risks associated with succession planning for the Board and management and conducts an annual assessment of the Board’s overall performance and effectiveness.
Director Independence

Our common stock is listed on the NYSE. The NYSE requires that a majority of our directors be "independent," as defined by rules of the NYSE. In determining director independence, the Board reviewed, among other things, whether any transactions or relationships currently exist, or have existed in the past, between each director and the Company and its subsidiaries, affiliates and equity investors (including, but not limited to, the Manager) or the Company’s independent auditors. In particular, the Board reviewed any current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director’s immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the NYSE for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent. The Board also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.
The Board has affirmatively determined that a majority of its directors are independent directors under NYSE rules. Based on these standards, the Board determined that our independent directors include the following current directors:
Edward D. Fox
Ranjit M. Kripalani
M. Christian Mitchell
Lisa G. Quateman

Director Attendance at Meetings
The Board met on fourteen occasions during 2021. No incumbent director attended fewer than 75 percent of all meetings of our Board and the committees on which such director served during 2021.
Independent Director Meetings in Executive Sessions
Our independent directors meet separately from the other directors in regularly scheduled executive sessions. Any independent director may call an executive session of independent directors at any time. The Lead Independent Director chairs these executive sessions. The independent directors met in executive session on four occasions during 2021.
Board Committees
Our Board has established four standing committees, the Audit, Compensation, Nominating and Corporate Governance and Risk Committees, the principal functions of which are briefly described below. Matters put to a vote at any one of these four committees must be approved by a majority of the directors on the committee who are present at a meeting at which there is a quorum or by unanimous written consent of the directors on that committee. Our Board may from time to time establish certain other committees to facilitate the management of the Company.
Audit Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company and is "financially literate" under the rules of the NYSE, currently serve on the Audit Committee with Messrs. Fox and Mitchell serving since May 2012, Mr. Kripalani serving since November 2014 and Ms. Quateman serving since June 2020. Mr. Mitchell chairs our Audit Committee and the Board has determined that Mr. Mitchell and Ms. Quateman are audit committee financial experts, as that term is defined by the SEC. During 2021, the Audit Committee met on five occasions.
The Audit Committee assists our Board in overseeing:
•our financial reporting, auditing and internal control activities, including the integrity of our financial statements;
•our compliance with legal and regulatory requirements;
•our independent auditors’ qualifications and independence; and
•the performance of our independent auditors.
The Audit Committee is also responsible for engaging our independent auditors, reviewing with our independent auditors the plans and results of the audit engagement, approving professional services provided by our independent auditors, reviewing the independence of our independent auditors, considering the range of audit and non‑audit fees and reviewing the adequacy of our internal accounting controls.
Compensation Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company, currently serve on the Compensation Committee with Messrs. Fox and Mitchell serving since May 2012, Mr. Kripalani serving since November 2014 and Ms. Quateman serving since June 2020. Ms. Quateman chairs our Compensation Committee. During 2021, the Compensation Committee met on three occasions.
The Compensation Committee is responsible for:
•annually reviewing and approving the corporate goals and objectives relevant to the compensation we pay to our Manager, evaluating the performance of our Manager in light of such goals and objectives and determining and approving the compensation, if any, we pay to our Manager based on such evaluation;
•providing oversight with regard to our Chief Executive Officer's, President and Chief Financial Officer’s, Chief Investment Officer's and Deputy Chief Investment Officer's compensation as ultimately determined by our Manager;
•overseeing our equity incentive plans, including whether to grant a share award to the Manager; and
•determining from time to time the remuneration for our non‑management directors.
    In carrying out these responsibilities, the Compensation Committee may form subcommittees (with a minimum of two members) for any purpose that the Compensation Committee deems appropriate and may delegate to its subcommittees such power and authority as the Compensation Committee deems appropriate, to the extent permitted by applicable laws, regulations and listing standards. As of the date hereof, the Compensation Committee does not have any subcommittees.

    In addition, the Compensation Committee’s charter provides the committee with sole authority to retain or terminate any compensation consultant to assist it in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms. For 2021, the Compensation Committee did not engage a compensation consultant to determine the compensation of the Company's executive officers.

Nominating and Corporate Governance Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company, currently serve on the Nominating and Corporate Governance Committee with Messrs. Fox and Mitchell serving since May 2012, Mr. Kripalani serving since November 2014 and Ms. Quateman serving since June 2020. Mr. Fox chairs our Nominating and Corporate Governance Committee. During 2021, the Nominating and Corporate Governance Committee met on five occasions.
The Nominating and Corporate Governance Committee is responsible for:
•providing counsel to our Board with respect to the organization, function and composition of our Board and its committees;
•overseeing the self‑evaluation of our Board and our Board’s evaluation of management;
•periodically reviewing and, if appropriate, recommending to our Board changes to our corporate governance policies and procedures; and
•identifying and recommending to the Board potential director candidates for nomination.
Risk Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company, currently serve on the Risk Committee with Messrs. Fox, Kripalani and Mitchell serving since the Risk Committee’s formation in March 2018 and Ms. Quateman serving since June 2020. Mr. Kripalani chairs our Risk Committee. During 2021, the Risk Committee met on four occasions.
The Risk Committee is responsible for providing oversight of the following areas:
•the Company’s risk governance structure and its risk management and risk assessment guidelines and policies;

•the Company’s investment policies with respect to the risk exposures associated with the types of assets that the Company invests in; and

•significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including guidelines and policies with respect to assessment of risk and risk management.

In addition, the Risk Committee also assists the Board in its oversight of the Company’s risk tolerance and capital, liquidity and funding.
Committee Charters
A copy of the charters of each of the Audit, Compensation, Nominating and Corporate Governance and Risk Committees is available on the Company’s corporate website at http://www.westernassetmcc.com and may also be obtained upon request without charge by writing to the Company’s Secretary, 47 West 200 South, Suite 200, Salt Lake City, Utah 84101.
Corporate Governance Principles
We are committed to good corporate governance practices and, as such, we have adopted formal corporate governance principles to enhance our effectiveness. The principles address, among other things, board member qualifications, responsibilities, education and management succession. A copy of our corporate governance principles may be found at the Company’s corporate website at http://www.westernassetmcc.com under the heading "Investor Relations—Governance Documents."
Code of Conduct
Our Board has established a code of conduct that applies to our directors, officers and employees. Our Manager also maintains a code of ethics to which its officers and directors are subject. Any such director, officer or employee who is also subject to our Manager’s code of ethics will, in the event of a conflict in policy, be held to the more restrictive provision. Among other matters, our code of conduct is designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•compliance with applicable governmental laws, rules and regulations;
•prompt internal reporting of violations of the code of conduct to appropriate persons identified in the code of conduct; and
•accountability for adherence to the code of conduct.
Waivers of any provisions of the code of conduct may be granted in writing by our Chief Executive Officer, except that any waiver sought by one of our directors or executive officers may be granted only by the Nominating and Corporate Governance Committee. In considering any request for a waiver, the Chief Executive Officer will consult with appropriate senior management, the Manager's legal and compliance department and/or external legal advisors, as appropriate under the circumstances. Any changes to or waivers of the code of conduct will, to the extent required, be disclosed as required by applicable rules and regulations of the SEC and the NYSE. A copy of our code of conduct may be found at the Company’s corporate website at http://www.westernassetmcc.com under the heading "Investor Relations—Governance Documents."
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers and certain stockholders to file with the SEC an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, we are unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 2021, other than a Form 4 filed late on behalf of our Chief Operating Officer, Elliott Neumayer, on December 2, 2021 with respect to the purchase of 5,000 shares of the Company's common stock on November 23, 2021.
Stockholder Communications with Directors
The Board has established a process to receive communications from stockholders and other interested parties. Interested parties and stockholders may contact any or all members of the Board, including non‑management directors, by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent in care of the Secretary at Western Asset Mortgage Capital Corporation, 47 West 200 South, Suite 200, Salt Lake City, Utah 84101.

All communications received as set forth in the preceding paragraph will be opened by the office of the Company’s Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the office of the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence is addressed.
Director Attendance at Annual Meetings of Stockholders
We encourage all incumbent directors, as well as all director nominees, to attend the Annual Meeting of Stockholders. Of the Company’s incumbent directors in 2021, Ms. Quateman and Messrs. Mitchell and Kripalani attended the 2021 Annual Meeting of Stockholders.
Director Nomination Procedures
    The Nominating and Corporate Governance Committee recommends director nominees to the Board of Directors based on its evaluation of a candidate’s experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board.

    The Nominating and Corporate Governance Committee may identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons who meet the criteria described above, especially business and civic leaders in the communities in which we operate. It may also engage firms, at our expense, that specialize in identifying director candidates. As described below, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders.
In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.
To be timely in connection with the annual meeting, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the date of the annual meeting. In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the tenth (10th) day following the day on which notice of such special meeting was given.
To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each individual nominated, (A) the name, date of birth, business address and residence address of such individual; (B) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience; (C) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and (E) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; and (ii) as to the person submitting the nomination notice and any person acting in concert with such person, (x) the name and business address of such persons, (y) the name and address of such persons and as they appear on the Company’s books (if they so appear) and (z) the class and number of shares of the Company which are beneficially owned by such persons. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

    The Nominating and Corporate Governance Committee does not employ a specific policy, practice or formula for evaluating candidates to the Board of Directors recommended by stockholders and expects to use a similar process to evaluate candidates to the Board of Directors recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Pursuant to the Management Agreement, we pay our Manager the management fee and other amounts described in "Certain Relationships and Related Transactions—Management Agreement." For the year ended December 31, 2021, we paid our Manager an aggregate of $5.9 million in management fees and $1.9 million in expense reimbursements.
Because the Management Agreement provides that our Manager is responsible for managing our affairs, our executive officers do not receive cash compensation from us for serving as our executive officers. Our Manager currently employs and compensates each of our executive officers and all other personnel working on the Company's affairs. Under the terms of the Management Agreement, we reimburse our Manager for the compensation and related expenses for the Company's President and Chief Financial Officer and supporting finance and accounting personnel.
We have two equity incentive plans pursuant to which we have made awards based on our common stock to: (1) our Manager and its affiliates, (2) employees of our Manager and its affiliates who provide services to us, including, but not limited to, our current executive officers, (3) any executive officers that we may directly employ now or in the future, and (4) our independent directors, none of whom are employed by or affiliated with our Manager or any of its affiliates. These awards have been made to encourage the efforts of our Manager and these individuals toward our continued success, long‑term growth and profitability and to attract, reward and to retain key personnel. These plans will expire on May 9, 2022. See "Equity Incentive Plans" below for a detailed description of our existing equity incentive plans. On April 28, 2022, our Board adopted two new equity incentive plans, subject to the approval by our stockholders at the 2022 Annual Meeting. See "Proposal 5" in this Proxy Statement for a detailed description of our new equity incentive plans.
Overview of our Manager’s Compensation Program and Philosophy

    As discussed elsewhere in this Proxy Statement, the Company has no employees and all of its executive officers are employed by our Manager. The compensation expenses of our executive officers are paid by the Manager and not by the Company with the exception that the Company reimburses our Manager for the compensation expenses of our President and Chief Financial Officer. Our Manager makes all decisions relating to the compensation of the Company’s executive officers based on its overall compensation program and philosophy. However, our Manager consults with the members of the Compensation Committee on an annual basis concerning the incentive compensation to be paid to key members of the Company’s management team, including our Chief Executive Officer, President and Chief Financial Officer, Chief Investment Officer and Deputy Chief Investment Officer.

Core Compensation Philosophy
The compensation philosophy and process of our Manager are deeply grounded in our Manager’s mission and core values. In compensation matters, our Manager takes a highly integrated global approach and strives to emphasize its core values of integrity, mutual respect, personal responsibility and teamwork. Most importantly, our Manager’s compensation structure is designed to ensure that the interests of the Manager’s employees are aligned with the interests of the Company and the Manager's other clients. Our Manager’s investment professionals, including our Chief Investment Officer and Deputy Chief Investment Officer, operate in a team environment and are therefore compensated according to the team’s total contributions to our Manager rather than individually. Our Manager’s compensation structure has been tailored to include elements of investment performance over relevant time periods and client service, among other factors.
Another aspect of our Manager’s compensation philosophy is that employee relationships should have a long-term emphasis in order to mirror the relationships the Manager seeks to maintain with its clients. Employees are encouraged to build long-term careers at our Manager. Those who are successful in building long-term value with the Manager’s clients, including the Company, have seen their total compensation increase over time.
    For portfolio managers, including our Chief Investment Officer and Deputy Chief Investment Officer, the formal review process also includes a thorough review of the portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Manager and portfolio strategy and communication with clients. In reviewing investment performance, one, three and five-year annualized returns are measured against appropriate market peer groups and, where applicable, to each portfolio’s benchmark index. Our Manager’s risk management department also provides input on key elements of the scorecards that are used for portfolio managers' compensation reviews, including with respect to information ratio, dispersion and tracking error, which allows for performance-based compensation to be risk adjusted. Ultimately, the compensation of our Manager’s portfolio managers is driven by the performance of our Manager’s entire investment team in line with our Manager’s investment management approach. The compensation focus on team achievement is designed to minimize conflicts of interest and ensure that our Manager’s investment management staff do not have an incentive to favor certain accounts over others.

Focus on Total Compensation
    Our Manager seeks to reward its employees through total compensation, which consists of benefits, base salary and incentive compensation. Our Manager’s compensation philosophy is that total compensation for high-performing employees should be highly competitive in the investment management industry through performance based bonus awards and market competitive salaries. The goal is to pay base salaries that are competitive with market averages and bonuses and total compensation that are above market averages for high performers.

    The intended results of this strategy are:
•Greater emphasis on performance rewards; and
•More upside potential and above-average total compensation for high performers.

    Complementing this philosophy is the strong belief that performance rewards and salaries should be distinct and separate components of the total compensation package:

•Performance pay should be reserved for bonuses; and
•Salaries should reflect the fair market value of core job responsibilities, without regard to job performance.

    Our Manager’s incentive plan is discretionary. Our Manager does not pay bonuses determined by mechanical formulas of revenues, profits or performance of certain products, although it may take these factors into account as part of its overall review. Longer term performance is a key component of our Manager's incentive policy. For example, as discussed above, our Manager’s investment professionals have the results of certain quantitative aspects of their role presented in the form of a balanced scorecard. The balanced scorecards for investment professionals contain measures including one, three and five-year investment performance versus the applicable benchmark and appropriate peer group, portfolio dispersion and tracking error over the same time periods, client relationship activity (meetings, presentations, etc.) and the financial performance of our Manager for the year. In addition, adherence to compliance, risk and operational requirements is an explicit part of our Manager’s compensation analysis. Extensive market analysis is conducted each year in order to assess competitive compensation levels based upon performance, skills, prominence in the market and business results. This analysis is used to gauge appropriate compensation levels based upon the sum of the employee’s performance rather than focusing on individual components of performance or compensation.

Deferral of Compensation
    Our Manager has longstanding deferral arrangements in place that are intended to deepen the alignment of its employees to its longer term goals. In broad terms, the primary deferral arrangements are as follows:

•More senior staff, which includes all of the Company’s executive officers, are subject to a deferral.
•The deferred portion averages between 20-25% of the employee’s bonus and vests ratably over four years.
•The deferred portion of the bonus is awarded in the form of deferred cash and/or restricted shares of Company stock held by our Manager. The split between deferred cash and restricted stock is made at the discretion of our Manager’s compensation committee. Recipients may allocate their deferred cash award among a menu of predetermined funds that include funds managed by our Manager and funds affiliated with our Manager’s parent company.
•Employees must remain employed and in good standing at our Manager to receive the deferred awards as they vest.

Estimated Allocation

    To provide context for our executive officers’ compensation in relation to our management fee, we provide an estimate of aggregate compensation of our executive officers for 2021 that may be reasonably associated with their time and efforts on behalf of the Company based on a combination of a comparison of the assets of the Company to aggregate assets of products and accounts the executive officers managed or were associated with and a qualitative evaluation of the scope of depth of work done for the Company. Compensation for our President and Chief Financial Officer, which is paid for by the Company by reimbursing our Manager, is included in our estimate in its entirety. From time to time the Manager may specially accelerate compensation into or defer compensation with respect to a year. For purposes of our estimate, these amounts are allocated to the year they originally related and not to the year paid.

    Based on this methodology, the estimated total compensation of our executive officers reasonably associated with the work on behalf of the Company is approximately $2.7 million, which represents 46% of the sum of the management fee paid by the Company to our Manager and the expense reimbursement paid by the Company to our Manager for compensation paid to our President and Chief Financial Officer for 2021. Of this total compensation of our executive officers reasonably associated with their work on behalf of the Company, 22% was paid in fixed compensation and 78% as variable or incentive-based compensation. In addition to our executive officers, there are numerous additional employees of the Manager who work on matters relating to the Company and whose compensation is not included in the figures above.

President and Chief Financial Officer Compensation
Ms. Meyer is our President and Chief Financial Officer and is fully assigned and dedicated to providing services to us. We reimburse the Manager for her compensation.
2021 Summary Compensation Table
The following table sets forth Ms. Meyer's summary compensation (paid by the Manager and reimbursed by us) for the fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019.

Name and Principal Position	Year	Salary	Bonus		Stock Awards		All Other Compensation		Total
Lisa Meyer (Chief Financial Officer and Treasurer)	2021	$300,000	$275,000	(1)	$—	(2)	$42,494	(3)	$617,494
	2020	$300,000	$535,000	(4)	$—	(2)	$43,588	(5)	$878,588
	2019	$300,000	$525,000	(6)	$—	(2)	$50,005	(7)	$875,005

(1)Represents a bonus consisting of $220,000 in cash and $55,000 in deferred cash under the Manager's deferred compensation plan. The decrease in Ms. Meyer's bonus compensation from 2020 to 2021 was attributable to a change in the Manager's fiscal year from March 31 to September 30 in order to align with the fiscal year of the Manager's parent company. As a result of the change, a partial six-month bonus was paid to Ms. Meyer in November 2021 in recognition of services performed between April 1 and September 30, 2021.
(2)No shares were awarded to Ms. Meyer pursuant to the Company's equity incentive plans in 2019, 2020 or 2021.
(3)Includes (i) $14,500 in matching contributions to our Manager’s 401(k) plan, (ii ) $3,360 in life insurance premiums paid on behalf of Ms. Meyer, (iii) $18,972 in medical benefits paid on behalf of Ms. Meyer and (iv) $5,662 in other miscellaneous expenses.
(4)Represents a bonus consisting of $428,000 in cash and $107,000 in deferred cash under the Manager's deferred compensation plan.
(5)Includes (i) $14,250 in matching contributions to our Manager’s 401(k) plan, (ii) $4,090 in life insurance premiums paid on behalf of Ms. Meyer, (iii) $18,155 in medical benefits paid on behalf of Ms. Meyer and (iv) $7,093 in other miscellaneous expenses.
(6)Represents a bonus consisting of $420,000 in cash and $65,000 in deferred cash under the Manager's deferred compensation plan. This amount does not include restricted shares of the Company's common stock that were previously owned by the Manager and awarded to Ms. Meyer under its deferred compensation plan. Such restricted shares had a grant date value of $40,000 subject to vesting in one-quarter increments on April 30 of each of 2020, 2021, 2022 and 2023.
(7)Includes (i) $14,250 in matching contributions to our Manager’s 401(k) plan, (ii) $3,713 in life insurance premiums paid on behalf of Ms. Meyer, (iii) $18,787 in medical benefits paid on behalf of Ms. Meyer and (iv) $13,255 in other miscellaneous expenses.

Narrative Disclosure to Summary Compensation Table
    Ms. Meyer is entitled to a base salary and customary employee benefits and has the potential to earn a discretionary annual cash bonus based on the Manager's determination of her performance. All of these amounts are paid by our Manager and reimbursed by us. To date, Ms. Meyer has not received equity compensation awards from us under any of our Equity Incentive Plans (although she has from time to time received restricted shares of the Company owned by the Manager as part of her compensation from the Manager, as noted above). If in the future Ms. Meyer is granted an equity compensation award under one of our Equity Incentive Plans and her employment with the Manager terminates for any reason prior to the date on which any shares under such Equity Incentive Plan become vested, any unvested shares would be immediately forfeited. In addition, with respect to any such awards she may receive in the future, Ms. Meyer would be entitled to receive dividends and distributions that become payable on the awarded shares during the restricted period and cash dividends would be paid on all outstanding shares of restricted stock at the same rate as is paid to all stockholders, in each case, in accordance with the terms and conditions in our Equity Incentive Plans.

Outstanding Equity Awards at 2021 Fiscal Year End
    The following table sets forth information concerning unvested shares of restricted stock held by each of our Chairman of the Board and named executive officers as of December 31, 2021.

Name and Principal Position	Number of Shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(2)
Greg Handler	—		$—
James W. Hirschmann III	15,000	(3)	$31,650
Sean O. Johnson	6,000	(4)	$12,660
Lisa Meyer	6,000	(5)	$12,660
Elliott Neumayer	1,500	(6)	$3,165
Bonnie M. Wongtrakool	—		$—

(1)Represents the number of shares of restricted stock of the Company that were previously owned by our Manager and awarded to our Chairman of the Board and named executive officers under our Manager's deferred compensation plan.
(2)Market value is determined by multiplying the total number of shares awarded that have not vested by $2.11, the closing price of a share of our common stock on the NYSE on December 31, 2021.
(3)7,500 restricted shares will vest on April 30, 2022, 5,000 shares will vest on April 30, 2023 and 2,500 shares will vest on April 30, 2024.
(4)6,000 restricted shares will vest in one-third increments on April 30 of each of 2022, 2023 and 2024.
(5)3,000 restricted shares will vest on April 30, 2022, 2,000 shares will vest on April 30, 2023 and 1,000 shares will vest on April 30, 2024.
(6)750 restricted shares will vest on April 30, 2022, 500 shares will vest on April 30, 2023 and 250 shares will vest on April 30, 2024.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee during 2021 served as an officer, former officer or employee of ours or had a relationship required to be disclosed under "Certain Transactions with Related Persons." Further, during 2021, none of our executive officers served as: (i) a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation Committee; or (ii) a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation Committee.
Equity Incentive Plans
    In 2012, we adopted two equity incentive plans under which our employees, directors and officers and our Manager and its employees, respectively, are eligible to receive common stock‑based awards. The aggregate number of shares that may be made subject to awards under these equity incentive plans is equal to 3.0% of the total number of issued and outstanding shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans). The number of shares of common stock reserved for issuance under our existing equity incentive plans as of April 26, 2022 was 656,033 shares. The ability to grant new awards under the existing equity incentive plans will expire on May 9, 2022. On April 28, 2022, our Board adopted two new equity incentive plans, subject to the approval by our stockholders at the 2022 Annual Meeting. See "Proposal 5" in this Proxy Statement for a detailed description of our new equity incentive plans.

Equity Plan

On May 9, 2012, we adopted the Western Asset Mortgage Capital Corporation Equity Plan (the "Equity Plan"), which provides for the issuance of equity‑based awards, including incentive stock options and non‑qualified stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock to our directors and officers. Incentive stock options may be granted only to our employees. Shares of common stock issued to our independent directors in respect of their annual fees paid in restricted stock are issued under this plan.
The Equity Plan is administered by our Board, which has delegated its authority as plan administrator to the Compensation Committee. The plan administrator has the full authority to: (1) grant awards; (2) determine the persons to whom and the time or times at which awards will be granted; (3) determine the type and number of awards to be granted, the number of shares of common stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; (4) determine whether, to what extent, and under what circumstances an award may be settled, canceled, forfeited, exchanged, or surrendered; (5) make adjustments in the terms and conditions of awards; (6) construe and interpret the Equity Plan and any award; (7) prescribe, amend and rescind rules and regulations relating to the Equity Plan; (8) determine the terms and provisions of the award agreements; and (9) make all other determinations deemed necessary or advisable for the administration of the Equity Plan. In connection with this authority, the plan administrator may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. Except as provided below with respect to equitable adjustments, the plan administrator may not take any action that would have the effect of reducing the exercise or purchase price of any award granted under the Equity Plan without first obtaining the consent of our stockholders.
The maximum number of shares that may be made subject to awards under the Equity Plan is equal to 3.0% of the number of shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans), less any shares of common stock issued or subject to awards granted under the Western Asset Mortgage Capital Corporation Manager Equity Plan (the "Manager Equity Plan"). All shares of common stock reserved for issuance under the Equity Plan may be made subject to awards of incentive stock options. If any shares subject to an award granted under the Equity Plan are forfeited, canceled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, or if shares of our common stock are surrendered or withheld by us as payment of either the exercise price of an award and/or withholding taxes in respect of an award, the shares of common stock with respect to such award will again be available for awards under the Equity Plan. Upon the exercise of any award granted in tandem with any other award, the related award will be canceled to the extent of the number of shares of common stock as to which the award is exercised and, notwithstanding the foregoing, that number of shares will no longer be available for awards under the Equity Plan.
In the event that the plan administrator determines that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin‑off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Equity Plan, then the plan administrator will make equitable changes or adjustments to: (i) the number and kind of shares of common stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award; and (iv) the performance criteria, if any, applicable to outstanding awards. In addition, the plan administrator may determine that any equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of our common stock).
Each stock option and stock appreciation right granted under the Equity Plan will have a term of no longer than 10 years, and will have an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant of the award. No stock option and stock appreciation right may be exercised unless: (1) the participant is then providing services to us and (2) the participant has continuously maintained such relationship since the date of grant; provided that the award agreement may contain provisions extending the exercisability of stock options or stock appreciation rights, in the event of specified terminations of service, to a date not later than the expiration date of such stock option or stock appreciation right. The exercise price for stock options may generally be paid in cash or by an exchange of common stock previously owned by the participant, through a "broker cashless exercise" procedure approved by the plan administrator or a combination of the above, in any case in an amount having a combined value equal to such exercise price. Payment of a stock appreciation right may be made in cash, stock or property. The other terms of stock options and stock appreciation rights granted by us under the Equity Plan will be determined by the plan administrator. Stock appreciation rights may be granted alone or in tandem with another award.
The plan administrator determines the terms and conditions of each grant of restricted stock or restricted stock units under the Equity Plan. Restricted stock units confer on the participant the right to receive cash, common stock or other property, as determined by the plan administrator, having a value equal to the number of shares of our common stock that are subject to the award. Unless otherwise determined by the plan administrator, holders of restricted stock will have all of the rights of a stockholder, including, without limitation, the right to vote restricted stock and the right to receive dividends and distributions thereon. Unless otherwise determined by the plan administrator, (1) dividends and distributions paid on awards of restricted stock will be paid at the dividend or distribution payment date; provided that such payments may be deferred to such date as determined by the plan administrator, and in any event will be payable in cash or in shares of common stock having a fair market value equal to the amount of such dividends and distributions and (2) common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, will be subject to restrictions and a risk of forfeiture to the same extent as the awards of restricted stock to which such dividend or distribution relates. The plan administrator is authorized to grant to holders of restricted stock units the right to receive dividend equivalents and distribution equivalents for the period prior to settlement of the restricted stock unit. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the holder of restricted stock units, may be settled in cash or common stock, and may be subject to such conditions, restrictions and contingencies as the plan administrator may establish. Unless otherwise determined by the plan administrator, any such dividend equivalents or distribution equivalents will be paid or credited, as applicable, on the dividend or distribution payment date to the holders of restricted stock units as though each such restricted stock unit were a share of outstanding common stock. Upon termination of service to us during the applicable restriction period, awards of restricted stock and restricted stock units and any accrued but unpaid dividends or distributions or, in the case of restricted stock units, dividend equivalents and distribution equivalents, that are then subject to restrictions will be forfeited; provided that the plan administrator may provide or may determine in any individual case, that restrictions or forfeiture conditions relating to awards of restricted stock and restricted stock units will be waived in whole or in part in the event of a termination.
The plan administrator may determine to make grants of our common stock that are not subject to any restrictions or a substantial risk of forfeiture or to grant other stock‑based awards to eligible participants, the terms and conditions of which will be determined by the plan administrator at the time of grant.
As noted, the Equity Plan automatically expires on May 9, 2022. Our Board may terminate, amend, modify or suspend the Equity Plan at any time, subject to stockholder approval as required by law or stock exchange rules. The plan administrator may amend the terms of any outstanding award under the Equity Plan at any time. No amendment or termination of the Equity Plan or any outstanding award may adversely affect any of the rights of an award holder without the holder’s consent.
Manager Equity Plan
On May 9, 2012, we adopted the Manager Equity Plan, which provides for the issuance of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock to our Manager, employees of our Manager and affiliates of our Manager, who may or may not be eligible to be granted awards under our Equity Plan, or entities owned by our Manager, its executives and employees.
The Manager Equity Plan is administered by our Board, which has delegated its authority as plan administrator to the Compensation Committee. The plan administrator has the full authority to: (1) grant awards; (2) determine the persons to whom and the time or times at which awards will be granted; (3) determine the type and number of awards to be granted, the number of shares of common stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; (4) determine whether, to what extent, and under what circumstances an award may be settled, canceled, forfeited, exchanged, or surrendered; (5) make adjustments in the terms and conditions of awards; (6) construe and interpret the Manager Equity Plan and any award; (7) prescribe, amend and rescind rules and regulations relating to the Manager Equity Plan; (8) determine the terms and provisions of the award agreements; and (9) make all other determinations deemed necessary or advisable for the administration of the Manager Equity Plan. In connection with this authority, the plan administrator may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse.
Our Manager may make awards to its directors, officers, employees, advisors or consultants, or those of its affiliates, which are in the form of or based on the shares of our common stock acquired by our Manager under the Manager Equity Plan, in which case, our Manager will make all determinations concerning the eligible persons who may receive such awards, which form the awards will take, and the terms and conditions of the awards.
Except as provided below with respect to equitable adjustments, the plan administrator may not take any action that would have the effect of reducing the exercise or purchase price of any award granted under the Manager Equity Plan without first obtaining the consent of our stockholders.
The maximum number of shares that may be made subject to awards under the Manager Equity Plan is equal to 3.0% of the number of shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans), less any shares of common stock issued or subject to awards granted under our Equity Plan. All shares of common stock reserved for issuance under the Manager Equity Plan may be made subject to awards of incentive stock options. If any shares subject to an award granted under the Manager Equity Plan are forfeited, canceled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to our Manager, or if shares of our common stock are surrendered or withheld by us as payment of the exercise price of an award, the shares of common stock with respect to such award will again be available for awards under the Manager Equity Plan. Upon the exercise of any award granted in tandem with any other award, the related award will be canceled to the extent of the number of shares of common stock as to which the award is exercised and, notwithstanding the foregoing, that number of shares will no longer be available for award under the Manager Equity Plan.
In the event that the plan administrator determines that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin‑off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Manager Equity Plan, then the plan administrator will make equitable changes or adjustments to: (i) the number and kind of shares of common stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award; and (iv) the performance criteria, if any, applicable to outstanding awards. In addition, the plan administrator may determine that any equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of our common stock).
Each stock option and stock appreciation right granted under the Manager Equity Plan will have a term of no longer than 10 years, and will have an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant of the award. The exercise price for stock options may generally be paid in cash or by an exchange of common stock previously owned by the participant, through a "broker cashless exercise" procedure approved by the plan administrator or a combination of the above, in any case in an amount having a combined value equal to such exercise price. Payment of a stock appreciation right may be made in cash, stock or property. The other terms of stock options and stock appreciation rights granted under the Manager Equity Plan will be determined by the plan administrator. Stock appreciation rights may be granted alone or in tandem with another award.
The plan administrator determines the terms and conditions of each grant of restricted stock or restricted stock units under the Manager Equity Plan. Restricted stock units confer on the participant the right to receive cash, common stock or other property, as determined by the plan administrator, having a value equal to the number of shares of our common stock that are subject to the award. Unless otherwise determined by the plan administrator, holders of restricted stock will have all of the rights of a stockholder, including, without limitation, the right to vote restricted stock and the right to receive dividends and distributions thereon. Unless otherwise determined by the plan administrator, (1) dividends and distributions paid on awards of restricted stock will be paid at the dividend or distribution payment date; provided that such payments may be deferred to such date as determined by the plan administrator, and in any event will be payable in cash or in shares of common stock having a fair market value equal to the amount of such dividends and distributions and (2) common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, will be subject to restrictions and a risk of forfeiture to the same extent as the awards of restricted stock to which such dividend or distribution relates. The plan administrator is authorized to grant to holders of restricted stock units the right to receive dividend equivalents and distribution equivalents for the period prior to settlement of the restricted stock unit. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the holder of restricted stock units, may be settled in cash or common stock, and may be subject to such conditions, restrictions and contingencies as the plan administrator may establish. Unless otherwise determined by the plan administrator, any such dividend equivalents or distribution equivalents will be paid or credited, as applicable, on the dividend or distribution payment date to the holders of restricted stock units as though each such restricted stock unit were a share of outstanding common stock.
The plan administrator may determine to make grants of our common stock that are not subject to any restrictions or a substantial risk of forfeiture or to grant other stock‑based awards to eligible participants, the terms and conditions of which will be determined by the plan administrator at the time of grant.
If the Management Agreement: (1) is terminated by us for cause or (2) expires following our Manager’s issuance of a termination notice for a termination without cause (as described herein under "Certain Relationships and Related Transactions—Management Agreement"), all unvested awards then held by our Manager and all accrued and unpaid dividends or dividend equivalents related to such awards will be immediately canceled and forfeited without consideration. If the Management Agreement expires or is terminated for any other reason, any award then held by our Manager that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to such award will be deemed to be fully achieved. Unless otherwise determined by the plan administrator, all unvested awards then held by a holder who is not our Manager and who ceases to provide services to our Manager will be immediately canceled and forfeited without consideration. The terms of award agreements will set forth the terms under which a stock option or stock appreciation right may remain exercisable following such a termination of service with our Manager.
As noted, the Manager Equity Plan automatically expires on May 9, 2022. Our Board may terminate, amend, modify or suspend the Manager Equity Plan at any time, subject to stockholder approval as required by law or stock exchange rules. The plan administrator may amend the terms of any outstanding award under the Manager Equity Plan at any time. No amendment or termination of the Manager Equity Plan or any outstanding award may adversely affect any of the rights of an award holder without the holder’s consent.
Equity Compensation Plan Information
In the following table is information about our common stock that may be issued upon exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of December 31, 2021, including our Equity Plan and Manager Equity Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance
Equity compensation plans approved by security holders	—	N/A	656,033	(1)
Equity compensation plans not approved by security holders	—	N/A	—
Total	—	N/A	656,033

(1)Reflects the aggregate number of shares of common stock available for future issuance under the Equity Plan and the Manager Equity Plan. The maximum aggregate number of shares available under both plans, as stated above, is equal to 3.0% of the total number of issued and outstanding shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans).
Compensation of Directors
Executive Directors
A member of our Board who is also an employee of our Manager or any of our or its affiliates is referred to as an executive director. Executive directors do not receive cash compensation for serving on our Board. However, we may grant equity incentive awards to executive directors pursuant to one of our equity incentive plans. The purpose of any such grants will be to encourage their respective individual efforts toward our continued success, long‑term growth and profitability and to reward and retain them.
Independent Directors
A member of our Board who is not an executive director is referred to as an independent director. For the year ended December 31, 2021, each independent director received (i) an annual cash retainer of $70,000, paid in quarterly installments in arrears, and (ii) a grant of $70,000 of restricted stock units of our common stock on the date of our annual stockholders’ meeting with the units vesting on the date of the following year's annual stockholders' meeting, subject to the grantee’s continuing service on our Board on the date of vesting. In addition, the chair of our Audit Committee received an annual cash retainer of $20,000, paid in quarterly installments in arrears, the chairs of our Compensation Committee, our Nominating and Corporate Governance Committee and our Risk Committee each received an annual cash retainer of $10,000, paid in quarterly installments in arrears, and our Lead Independent Director received an annual cash retainer of $25,000, paid in quarterly installments in arrears.
    We also reimburse our directors for reasonable out‑of‑pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance at full Board and Board committee meetings. Any new independent director who joins our Board in the future may be granted restricted shares of our common stock or restricted stock units that will vest in full on the first anniversary of the grant date; provided that such director continues to serve on our Board as of the applicable vesting date.

In addition, restricted stock units awarded to members of our Board, if vested, will be settled in shares of the Company's common stock upon such director's separation of service with the Company.

Director Compensation Table Year Ended December 31, 2021

The following table provides information regarding compensation paid to each of our directors for the year ended December 31, 2021. As executive directors, Mr. Hirschmann and Ms. Wongtrakool did not receive cash fees or stock awards for their service as directors in 2021 and therefore have been excluded from the table.

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Total
Edward D. Fox	$80,000		$70,000	$150,000
Ranjit M. Kripalani	$80,000		$70,000	$150,000
M. Christian Mitchell	$115,000		$70,000	$185,000
Lisa G. Quateman	$75,000	(2)	$70,000	$145,000

(1)Represents the grant date fair value of restricted stock units granted in 2021, determined in accordance with FASB ASC Topic 718. See notes 2 and 10 to our audited financial statements included in the Western Asset Mortgage Capital Corporation 2021 Annual Report on Form 10-K for the assumptions we used in valuing and expensing these awards in accordance with FASB ASC 718.
(2)Represents Ms. Quateman's annual cash retainer of $70,000 plus the prorated portion of her $10,000 cash retainer as chair of the Compensation Committee following her appointment as chair in May 2021.
The number of restricted stock units (RSUs) granted are set forth below. Under the Company’s Director Deferred Fee Plan, directors are entitled to receive dividend payments in kind.

Name	Number of RSUs Granted (#)
Edward D. Fox	20,290
Ranjit M. Kripalani	20,290
M. Christian Mitchell	20,290
Lisa G. Quateman	20,290
All restricted stock units were restricted as of the grant date and December 31, 2021. The restricted stock units granted to each of the directors vest in full on the date of this year's annual meeting of stockholders, June 24, 2022, in each case provided that such director continues to serve on our Board as of such date. The directors are entitled to receive dividends and distributions that become payable on the restricted stock units during the restricted period, provided that any such dividends or distributions paid during the restricted period with respect to such restricted stock units will only become payable if the underlying restricted stock units vest. If the director’s services to us terminate for any reason prior to the date on which the restricted stock units vest, any unvested restricted stock units will be immediately forfeited, except that if the director’s service is terminated other than for Cause (as defined in the Equity Plan) or because such director retires, dies or becomes disabled, any then unvested restricted stock units will become immediately vested.
The number of restricted stock units (RSUs) subject to vesting at December 31, 2021 and the market value of such restricted stock units at such date are listed in the table below.

Name	Number of RSUs That Have Not Yet Vested	Market Value of RSUs That Have Not Yet Vested
Edward D. Fox	20,290	$42,812
Ranjit M. Kripalani	20,290	$42,812
M. Christian Mitchell	20,290	$42,812
Lisa G. Quateman	20,290	$42,812

COMPENSATION COMMITTEE REPORT
    The Compensation Committee has reviewed and discussed the 2021 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.
    Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2021 Compensation Discussion and Analysis be included in the Proxy Statement for the 2022 Annual Meeting of Stockholders to be filed with the SEC.

Respectfully submitted,

Lisa G. Quateman, Chair
Edward D. Fox
Ranjit M. Kripalani
M. Christian Mitchell

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Management Agreement
Under our management agreement (the "Management Agreement") with our Manager, our Manager is responsible for the implementation of our business strategy and performs certain services for us, subject to oversight by our Board. Our Manager is responsible for, among other duties: (1) performing all of our day‑to‑day functions; (2) determining investment criteria in conjunction with our Board; (3) sourcing, analyzing and executing investments, asset sales and financings; (4) performing asset management duties; and (5) performing financial and accounting management.
The Management Agreement is subject to automatic one-year renewal terms as of May 15 in each year unless previously terminated in accordance with the Management Agreement. Our independent directors review our Manager’s performance annually and the Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors based upon: (1) our Manager’s unsatisfactory performance that is materially detrimental to us or (2) our determination that any fees payable to our Manager are not fair, subject to our Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees agreed to by at least two‑thirds of our independent directors. We are required to provide our Manager with 180 days prior notice of such termination. As no notice of termination has been delivered by either the Company or the Manager, the current renewal term of the Management Agreement will end on May 15, 2023 unless automatically renewed as discussed above.
Upon the termination of the Management Agreement, we are required to pay our Manager a termination fee as described in the table below. We may also terminate the Management Agreement at any time, with 30 days prior notice from our Board, without payment of a termination fee, for cause, as defined in the Management Agreement. Our Manager may terminate the Management Agreement if we become required to register as an investment company under the Investment Company Act, with such termination deemed to occur immediately before such event, in which case we are not required to pay a termination fee. Our Manager may also decline to renew the Management Agreement by providing us with 180 days written notice, in which case we are not required to pay a termination fee.
The following table summarizes the fees and expense reimbursements that we pay to our Manager pursuant to the Management Agreement. In December 2021, our Manager announced that it would voluntarily waive 25% of its management fee for calendar year 2022 in order to support the earnings potential of the Company and to aid the Company's transition to a residential focused investment portfolio.

Type	Description	Payment
Management Fee	Our Manager is entitled to a management fee equal to 1.5% per annum, calculated and payable quarterly in arrears, of our stockholders’ equity.	Quarterly in cash.
For purposes of calculating the management fee, our "stockholders’ equity" means the sum of the net proceeds from any issuances of our equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus our retained earnings, calculated in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), at the end of the most recently completed fiscal quarter (without taking into account any non‑cash equity compensation expense incurred in current or prior periods), less any amount that we pay for repurchases of our shares of common stock, excluding any unrealized gains, losses or other noncash items that have impacted stockholders’ equity as reported in our financial statements prepared in accordance with U.S. GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and excluding onetime events pursuant to changes in U.S. GAAP and certain other non‑cash charges after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. However, if our stockholders’ equity for any given quarter is negative based on the calculation described above, our Manager will not be entitled to receive any management fee for that quarter. Notwithstanding the foregoing, for all fiscal quarters beginning on and following January 1, 2016, stockholders' equity was or will be reduced by the amount of any other-than-temporary-impairment recognized by the Company during such fiscal quarter.
Expense Reimbursement	Reimbursement of operating expenses related to us incurred by our Manager, including legal, accounting, due diligence and other services. We do not reimburse our Manager or its affiliates for the salaries and other compensation of their personnel, except for the compensation and related expenses of our President and Chief Financial Officer and related financial and accounting staff.	Monthly in cash.
Termination Fee	Termination fee equal to three times the average annual management fee earned by our Manager during the prior 24‑month period prior to such termination, calculated as of the end of the most recently completed fiscal quarter prior to such termination.	Upon termination of the Management Agreement by us without cause or by our Manager if we materially breach the Management Agreement.
All of our executive officers are employees of our Manager. In addition, another of our directors, James W. Hirschmann III, also serves as an officer and employee of our Manager. As a result, the Management Agreement between us and our Manager was negotiated between related parties, and the terms, including fees and other payments payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.
Related Party Transaction Policies
To avoid any actual or perceived conflicts of interest with our Manager, the Management Agreement provides that: (i) an investment in any security structured or managed by our Manager or (ii) the acquisition of any security structured or issued by an entity managed by our Manager or any of its affiliates or the purchase or sale of any asset from or to an entity managed by our Manager or any of its affiliates requires the proper approval of our Board, including a majority of our independent directors.
Our Board has adopted a policy regarding the approval of any "related person transaction," which is any transaction or series of transactions in which we are or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person needs to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary then assesses and promptly communicates that information to the Compensation Committee. Based on its consideration of all of the relevant facts and circumstances, the Compensation Committee decides whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre‑approved under this policy, the transaction is referred to the Compensation Committee which evaluates all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.
Limitations on liability and indemnification of officers and directors
Our amended and restated certificate of incorporation and amended and restated bylaws provide indemnification for our directors and officers to the fullest extent permitted by the Delaware General Corporate Laws, except that such directors and officers will not be indemnified to the extent that any such person has committed willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of such person’s duty to or for us. In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director, except that a director will be personally liable to the extent such director has committed willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.
We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Delaware law.
The above‑described limitation of liability and indemnification may be held not to be enforceable for violations of the federal securities laws of the United States.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 26, 2022, regarding the ownership of each class of our capital stock by:
•each of our current directors;
•each of our named executive officers;
•each holder of 5% or more of each class of our capital stock; and
•all of our directors and executive officers as a group.
In accordance with SEC rules, each listed person’s beneficial ownership includes:
•all shares the investor actually owns beneficially or of record;
•all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•all shares the investor has the right to acquire within 60 days of April 26, 2022 such as (i) shares of restricted common stock that are scheduled to vest within 60 days of such date and (ii) warrants that are currently exercisable, or will become exercisable within 60 days of such date.
Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 47 West 200 South, Suite 200, Salt Lake City, Utah 84101.

Name and Address	Shares Owned	Percentage (1)
Western Asset Management Company, LLC (2)	1,301,793	2.1%
Edward D. Fox	82,149	*
Greg Handler	89,468	*
James W. Hirschmann III	65,410	*
Sean O. Johnson	7,097	*
Ranjit M. Kripalani	71,542	*
Lisa Meyer (3)	17,158	*
M. Christian Mitchell	76,226	*
Elliott Neumayer	38,441	*
Lisa G. Quateman	45,745	*
Bonnie M. Wongtrakool	10,599	*
All directors and executive officers as a group (10 persons)	503,835	*

*    Less than 1%.
(1)Applicable percentage ownership is based on 60,718,814 shares of common stock, unvested shares of restricted stock and unvested restricted stock units that were outstanding as of April 26, 2022.
(2)The board of directors of Franklin Resources, Inc. has investment control and dispositive power with respect to all securities held by Franklin Resources, Inc. and its subsidiaries, including our Manager. The address of our Manager is 385 East Colorado Boulevard, Pasadena, California 91101.
(3)Includes 16,658 shares held directly by Ms. Meyer and 500 shares held by her spouse.

REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee, covering our fiscal year ended December 31, 2021, shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC, or the liabilities of Section 18 of the Exchange Act. Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.
    In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 1301 "Communications with Audit Committees," issued by the Public Company Oversight Board. The Audit Committee has received the written disclosures and letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee recommended to the board of directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2021, which was filed with the SEC on March 8, 2022.
The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Respectfully submitted,

M. Christian Mitchell, Chair
Edward D. Fox
Ranjit M. Kripalani
Lisa G. Quateman

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
    The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables stockholders of certain SEC-registered companies to vote to approve, on an advisory (nonbinding) basis, the compensation of such companies' named executive officers in accordance with SEC rules, in what is commonly referred to as a "say-on-pay" proposal.

    We are externally managed by our Manager pursuant to our Management Agreement, which provides that our Manager is responsible for managing our affairs. We have no employees, including our executive officers. Our executive officers, all of whom are employees of our Manager, do not receive compensation from us, although we reimburse our Manager for the compensation expenses of our President and Chief Financial Officer. Instead, we pay our Manager a management fee, and our Manager uses the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers. No specific portion of the management fee is allocated to the compensation of our executive officers, although elsewhere in this Proxy Statement under Executive Compensation—Compensation Discussion and Analysis—Estimated Allocation we have provided an estimate of the total compensation of our executive officers that may be reasonably associated with the work they perform on behalf of the Company. Our Manager makes all decisions relating to the compensation of our executive officers based on its overall compensation program and philosophy and based on their overall work at the Manager, including, but not limited to, duties associated with the Company. However, our Manager does consult with the members of the Compensation Committee of our Board on an annual basis concerning the incentive compensation to be paid to key members of the our management team, including our Chief Executive Officer, President and Chief Financial Officer, Chief Investment Officer and Deputy Chief Investment Officer.

    Notwithstanding that, as an externally managed REIT that pays no compensation to our executive officers, we may not be subject to the "say-on-pay" requirements under the Dodd-Frank Act and that the Board does not set the compensation of our executive officers, our Board understands that many investors find the compensation estimates and materials included in this Proxy Statement useful, values the opinion of our stockholders and expects to consider the results of the vote in reviewing the Company’s compensation programs generally. The vote, which is purely advisory and non-binding, is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask you to indicate your support for our named executive officer compensation program as described in the "Executive Compensation" section of this Proxy Statement and as set forth below by voting FOR the following resolution at the Annual Meeting:
"RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as described in the ‘Executive Compensation’ section of this Proxy Statement, including the compensation table and other narrative executive compensation disclosures."

    The say-on-pay vote is advisory, and therefore not binding on the company, our Board or the Compensation Committee. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

Vote Required
    Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The affirmative vote of stockholders holding a majority of the Company’s issued and outstanding common stock in attendance at the meeting, either in person or by proxy, is required to approve, on an advisory basis, this Proposal. Abstentions and broker non‑votes will have no effect.

The Board recommends an affirmative vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board has approved the Company’s engagement of PricewaterhouseCoopers LLP as the Company’s independent auditors. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm for its fiscal years 2011 through 2021, though the Company did not commence operations until May 2012.
PricewaterhouseCoopers LLP was reappointed by the Board, on the recommendation of the Audit Committee, as the Company’s independent auditors for fiscal year 2022.
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement and to respond to appropriate questions, if he or she desires to do so.
Audit Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal year audits of the annual financial statements included in the Company's Annual Reports on Form 10-K and reviews of financial statements included in the Company’s Quarterly Reports on Form 10‑Q were $1,365,900 for 2021 and 1,457,695 for 2020.
Audit‑Related Fees
Audit‑related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements. The aggregate audit‑related fees billed to the Company by PricewaterhouseCoopers LLP were $0 for 2021 and $0 for 2020.
Tax Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for preparation of income tax returns and tax consulting services were $240,000 for 2021 and $286,830 for 2020.
All Other Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for other services was $0 in 2021 and $0 in 2020.
The Audit Committee has reviewed the fee structure and believes that PricewaterhouseCoopers LLP has the independence necessary to act as the Company’s independent registered public accounting firm.
    In accordance with the Audit Committee Charter, the Audit Committee reviews and pre-approves (i) all audit and permissible non-audit services (as described in our Audit Committee’s charter) to be provided to the Company and (ii) all permissible non-audit services to be provided by the Company’s independent registered public accounting firm to our Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Company ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Company. Pre-approval by the Audit Committee of any permissible non-audit services is not required, however, so long as (i) the aggregate amount of such services provided to the Company, the Manager and any Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Company, (b) the Manager and (c) any Covered Service Providers during the fiscal year in which the services are provided that would have to be approved by the Audit Committee; (ii) the permissible non-audit services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit. In addition, the Audit Committee may implement policies and procedures by which services are approved other than by the full Audit Committee.
In accordance with Company policy, all fees for PricewaterhouseCoopers LLP were approved in advance by the Audit Committee or Board in 2020 and 2021.
While ratification by stockholders of this appointment is not required by law or the Company’s Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of stockholders holding a majority of the Company’s issued and outstanding common stock in attendance at the meeting, either in person or by proxy, the Board will consider that fact when it appoints its independent registered public accounting firm for the next fiscal year.

The Board recommends a vote FOR the ratification and approval of its selection of PricewaterhouseCoopers LLP at the 2022 Annual Meeting.

PROPOSAL 4
REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION
Background and Proposed Amendments
Our amended and restated certificate of incorporation currently authorizes the Company to issue a total of 600,000,000 shares of capital stock, consisting of 500,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of preferred stock, par value $0.01 per share.
On April 20, 2022, the Board approved an amendment to our amended and restated certificate of incorporation to effect, at the discretion of our Board (a) a reverse stock split (the "Reverse Stock Split") that will reduce the number of shares of outstanding common stock in accordance with a ratio to be determined by the Board within a range of 1-for-5 and 1-for-10 of currently outstanding shares and (b) a reduction of the number of authorized shares of common stock by a corresponding proportion (the "Authorized Share Reduction"). The amendments must be approved by stockholders for the Board to effect the Reverse Stock Split and the Authorized Share Reduction. If this Proposal is approved by our stockholders and the Reverse Stock Split is effected, between every 5 to 10 outstanding shares of common stock would be combined and reclassified into one share of common stock. Additionally, if this Proposal is approved by our stockholders and the Authorized Share Reduction is effected, the number of authorized shares of common stock would be proportionally reduced by the Reverse Stock Split ratio, resulting in a decrease from 500,000,000 authorized shares of common stock to between 50,000,000 shares of common stock and 100,000,000 shares of common stock. We will pay cash in lieu of fractional shares resulting from the Reverse Stock Split in accordance with the procedures described below under "Treatment of Fractional Shares in Reverse Stock Split."
Notwithstanding approval of this Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our amended and restated certificate of incorporation to effect the Reverse Stock Split and the Authorized Share Reduction. As such, the actual timing for implementation of the Reverse Stock Split and the Authorized Share Reduction would be determined by the Board, in its sole discretion. If this Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split and the Authorized Share Reduction is in the best interests of the Company and our stockholders in light of, among other things, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. The actual number of authorized shares of our common stock after giving effect to the Reverse Stock Split, if and when effected, will depend on the Reverse Stock Split ratio that is ultimately determined by the Board within the approved range. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split and the Authorized Share Reduction, see "—Determination of the Reverse Stock Split Ratio" and "—Board Discretion and Effectiveness of the Reverse Stock Split and the Authorized Share Reduction."
The text of the proposed amendments to our amended and restated certificate of incorporation to effect the Reverse Stock Split and the Authorized Share Reduction is attached hereto as Annex A (the "Reverse Stock Split Charter Amendment"). If this Proposal is approved by the Company's stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that these amendments are advisable and in the best interests of the Company and its stockholders and has submitted the amendments for consideration by our stockholders at the 2022 Annual Meeting.
Reasons for the Reverse Stock Split
Our common stock is currently listed on the NYSE under the symbol "WMC." In recent years the stock has traded at a relatively low price per share. If the Reverse Stock Split has the intended effect of increasing the market price of our common stock, we believe such an increase will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Stock Split could provide additional benefits, including allowing a broader range of institutions to invest in our common stock because of a higher market price, which could increase the trading volume liquidity of our common stock. The Reverse Stock Split could also increase analyst and broker interest in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in low-priced stocks economically unattractive to brokers. Further, brokers' commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, and because of this, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Reasons for the Authorized Share Reduction
Our amended and restated certificate of incorporation currently authorizes the Company to issue a total of 600,000,000 shares of capital stock, consisting of 500,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of preferred stock, par value $0.01 per share. In connection with the Reverse Stock Split, the Board believes that it is in the best interests of the Company to decrease the authorized number of common stock in proportion to the Reverse Stock Split ratio, which would reduce the total number of authorized shares of common stock to between 50,000,000 shares of common stock and 100,000,000 shares of common stock.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. The effect of the Reverse Stock Split, if implemented, on the market price of our common stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company's business, operational and financial performance, general market conditions, continued high inflation figures in the U.S., ongoing or intensifying hostilities in Ukraine, the ongoing impact of the COVID-19 pandemic and other external factors. Finally, even if the amendments are approved, there is no assurance that the Board will elect to amend the amended and restated certificate of incorporation to effect the Reverse Stock Split and the Authorized Share Reduction.
The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater trading values and liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split May Result in Some Stockholders Owning "Odd Lots" That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it may increase the number of stockholders who own "odd lots" of less than 100 shares of common stock, possibly resulting in incrementally higher trading costs through certain brokers.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of shares of common stock outstanding following the Reverse Stock Split.
Effects of the Reverse Stock Split
Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of between 1-for-5 and 1-for-10. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder's percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in a stockholder receiving cash in lieu of fractional shares. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable, and the par value per share of common stock will remain $0.01.
As of April 26, 2022, the record date, the Company had 60,637,654 shares of common stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-8, after giving effect to such Reverse Stock Split, there would be approximately 7,580,000 shares of common stock that would be issued and outstanding.
Effects of the Reverse Stock Split on Outstanding Equity Awards. If the Reverse Stock Split is effected, the Company will make equitable changes or adjustments in accordance with the terms of the Western Asset Mortgage Capital Corporation Equity Plan and the Western Asset Mortgage Capital Corporation Manager Equity Plan (together, the "Equity Plans") and the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan and the Western Asset Mortgage Capital

Corporation 2022 Manager Omnibus Incentive Plan (together, the "2022 Plans", subject to approval by our stockholders at the 2022 Annual Meeting), including adjusting the number of shares of common stock relating to outstanding restricted stock unit awards in the same manner as applies to shares of our common stock generally with respect to the Reverse Stock Split. See "Proposal 5" in this Proxy Statement.
As of the record date, the Company had an aggregate of 81,160 shares of common stock subject to outstanding restricted stock unit awards granted under the Equity Plans. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-8, the number of shares of common stock subject to outstanding restricted stock unit awards granted under the Equity Plans immediately after the Reverse Stock Split would be 10,145.
Effects of the Reverse Stock Split on Outstanding Convertible Notes. If the Reverse Stock Split is effected, the Company's outstanding convertible notes will be subject to a standard anti-dilution adjustment, pursuant to which the conversion rate of such convertible notes will be proportionately decreased to account for the Reverse Stock Split.
Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split (the "Effective Time") would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.
Effects of the Reverse Stock Split on Regulatory Matters. Our common stock is currently registered under Section 12(b) of the Exchange Act and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or the Company's obligation to publicly file financial and other information with the SEC. If the Reverse Stock Split is implemented, the common stock will trade on the NYSE under the symbol "WMC," subject to the common stock complying with all of the requirements of the NYSE.
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.
Effects of the Authorized Share Reduction
If the Authorized Share Reduction is effected, it will reduce the total number of shares of common stock that we are authorized to issue from 500,000,000 to between 50,000,000 shares of common stock and 100,000,000 shares of common stock. The decrease in the number of authorized shares of common stock would result in fewer shares of authorized but unissued shares of common stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we believe that if the Authorized Share Reduction is effected, the amount of authorized but unissued shares of common stock will be sufficient for our future needs. Notwithstanding approval by our stockholders, if, in the Board's discretion, the Reverse Stock Split is not effected, the Authorized Share Reduction will not be effected and no change will occur with respect to the Company's number of authorized shares of common stock. Notwithstanding whether or not the Authorized Share Reduction is effected, no change will be made to the Company's number of authorized shares of preferred stock.
Treatment Of Fractional Shares in the Reverse Stock Split
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares (because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio determined by the Board) will be entitled to receive a cash payment from our Transfer Agent (without interest and subject to any applicable withholding taxes) in lieu of such fractional shares. Our Transfer Agent will aggregate all fractional shares following the Reverse Stock Split and sell them into the market in an orderly manner and time so as not to significantly depress the market price for our common stock. The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds (after customary brokerage commissions and other expenses) attributable to such sales. Holders of fractional shares as a result of the Reverse Stock Split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they would otherwise be owed. Stockholders would not be entitled to receive interest for their fractional shares. The Company will not receive any proceeds from such sales.
In the event the Reverse Stock Split is effected, cash payments in lieu of fractional shares would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse

Stock Split shares within the Reverse Stock Split ratio that is determined by our Board as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this Proposal.
Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence concerning ownership of such funds has been received by us or the exchange agent within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.
Determination of the Reverse Stock Split Ratio
The Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not less than 1-for-5 and not more than 1-for-10.
The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•the per share price of our common stock immediately prior to the Reverse Stock Split;
•the expected stability of the per share price of our common stock following the Reverse Stock Split;
•the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
•prevailing market conditions;
•general economic conditions in our industry; and
•our market capitalization before and our expected market capitalization after the Reverse Stock Split.
We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.
If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split and the Authorized Share Reduction will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and the Authorized Share Reduction is in the best interests of the Company and its stockholders.
If the Board decides to implement the Reverse Stock Split and the Authorized Share Reduction, the Reverse Stock Split and the Authorized Share Reduction would become effective when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware.
Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record
Stockholders who hold uncertificated common stock electronically in "book-entry" form do not need to take any action to receive post-Reverse Stock Split shares of our common stock in registered book-entry form or cash payment in lieu of fractional shares, if applicable. Stockholders who are entitled to post-Reverse Stock Split shares will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in "street name" for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any book-entry statement(s) representing pre-Reverse Stock Split common stock to be exchanged contain a restrictive legend or notation, as applicable, the book-entry statement(s) representing post-Reverse Stock Split Common shares will contain the same restrictive legend or notation. In addition, stockholders who are entitled to a payment of cash in lieu of fractional shares, will receive a check at their registered address as soon as practicable after the Effective Time. By signing and cashing this check, stockholders will warrant that they owned the shares of the Company’s common stock for which they received a cash payment.
Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in "street name" (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.
Following the effective date of the Reverse Stock Split, our common stock will have a new CUSIP number, which number is used to identify our equity securities.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.01. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company's consolidated balance sheet attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders' equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The common stock held in treasury will be reduced in proportion to the Reverse Stock Split Ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.
This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose "functional currency" is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, "straddle," "conversion transaction" or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.
EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.
The Reverse Stock Split is intended to be treated as a "recapitalization" for U.S. federal income tax purposes, and the remainder of this discussion assumes the Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder's aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder's holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder's holding period for our common stock surrendered exceeded one year at the Effective Time.
No Appraisal Rights
Under Delaware law, holders of our common stock will not be entitled to dissenter's rights or appraisal rights with respect to the Reverse Stock Split Charter Amendment.
Vote Required
Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The affirmative vote of stockholders holding a majority of the Company’s issued and outstanding common stock in attendance at the meeting, either in person or by proxy, is required to approve, on an advisory basis, this Proposal. Abstentions and broker non‑votes will have no effect.
The Board recommends a vote FOR the approval of an amendment to the Company's amended and restated certificate of incorporation to effect the Reverse Stock Split and proportionally reduce the number of authorized common stock.

PROPOSAL 5
APPROVAL OF
THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 OMNIBUS INCENTIVE PLAN
AND
THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 MANAGER OMNIBUS INCENTIVE PLAN
Introduction
The Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan (which we refer to in this Proxy Statement as the "Incentive Plan") and the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan (which we refer to in this Proxy Statement as the "Manager Incentive Plan") were adopted by our Board of Directors on April 28, 2022 subject to approval by our stockholders at the 2022 Annual Meeting. We refer to the Incentive Plan and the Manager Incentive Plan collectively in this Proxy Statement as the "2022 Plans". The 2022 Plans will become effective as of the date of the 2022 Annual Meeting (the "Effective Date") if approved by our stockholders, and will not become effective if such approval is not received.
The 2022 Plans provide for the issuance of equity-based awards in various forms to eligible participants, as described in greater detail below under "Material Features of the 2022 Plans," and will expire on the tenth anniversary of the Effective Date. If our stockholders vote to approve the 2022 Plans, 1,000,000 shares of our common stock (subject to any equitable adjustments in accordance with the 2022 Plans, including the Reverse Stock Split, if approved; see Proposal 4 of this Proxy Statement), will be available for grants of equity awards thereunder. As of April 14, 2022, the closing price of a share of our common stock on the NYSE was $1.55.
The 2022 Plans will replace the Company's existing Equity Plan and the Manager Equity Plan (collectively, the "2012 Plans") which will expire on May 9, 2022, the ten-year anniversary of their effective dates. Any awards that are outstanding under the 2012 Plans will remain outstanding following the expiration of the 2012 Plans and will continue to vest subject to the terms and conditions of the 2012 Plans and the applicable awards agreements.
Rationale for Adoption of the 2022 Plans
The Incentive Plan is intended to facilitate our use of equity-based awards and incentives to provide competitive short and long term compensation opportunities for the benefit of the officers, employees, non-employee directors, independent contractors and consultants of the Company and the Manager. Since 2014, the Company's existing Equity Plan has only been used to make equity-based awards to the Company's independent directors as a material component of their annual compensation. The Company's independent directors believe it is important for a significant portion of their compensation to be in common stock of the Company. Accordingly, we currently expect to use the Incentive Plan primarily to continue to compensate our independent directors consistent with past practice as well as to retain the flexibility to make awards to other eligible participants if deemed appropriate by the plan administrator. The Manager Incentive Plan is intended to facilitate our use of equity-based awards and incentives to provide competitive short and long term compensation opportunities for the benefit of our Manager and the officers, employees, non-employee directors, independent contractors and consultants of the Manager. Since inception, the Company’s existing Manager Equity Plan has only been used to make equity-based awards to the Manager from time to time based on performance. We have no current plans to make any awards to the Manager but the Manager Incentive Plan could be used in the future to make such awards to the Manager and/or other eligible participants if deemed appropriate by the plan administrator.

If the adoption of the 2022 Plans is not approved by our stockholders, we will be unable to provide share-based incentives to our Manager or our officers, employees, non-employee directors, independent contractors and consultants of the Company and its affiliates (including the Manager) in connection with services to be performed after expiration of the 2012 Plans, which expire on May 9, 2022.
We are therefore requesting that our stockholders vote to approve the adoption of the 2022 Plans, pursuant to which 1,000,000 shares of our common stock will be available in the aggregate for future awards. We anticipate that the shares of our common stock reserved for issuance under the 2022 Plans will allow us to grant the equity-based awards and provide appropriate incentives for our Manager and the officers, employees, non-employee directors, independent contractors and consultants of the Company and its affiliates (including the Manager).
We are an externally managed real estate investment trust with no employees but we pay the Manager a management fee to manage the business and affairs of the Company. The Manager is responsible for paying its employees who work on behalf of the Company with the limited exception that we reimburse the Manager for the compensation of the President and Chief Financial Officer of the Company and any of her staff working on our financial and accounting matters. Accordingly, grants under the 2022 Plans offer a concrete way to provide incentives to the Manager and its staff directly tied to the Company.

Historical Annual Share Usage
While equity-based awards and incentives are an important part of our short and long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.
Overhang
As of April 14, 2022, we had approximately 656,000 shares of our common stock available for future issuances under the 2012 Plans and 81,160 shares of our common stock subject to outstanding awards held by our Manager and the executive officers, employees and non-employee directors of the Company and its affiliates (including the Manager) under the 2012 Plans, which represents approximately 1.2% of our fully diluted common shares outstanding, which we refer to in this Proxy Statement as the "overhang percentage." After the expiration of the 2012 Plans, the remaining shares under the 2012 Plans will no longer be available for future issuances and therefore will no longer impact our overhang percentage.
The 1,000,000 shares of our common stock proposed to be included in the share reserve for the 2022 Plans, together with the shares of our common stock subject to outstanding awards under the 2012 Plans, would result in an overhang percentage of approximately 1.8%.
Share Usage
The annual share usage under the 2012 Plans for the last three fiscal years was as follows:

	Fiscal Year 2021	Fiscal Year 2020	Fiscal Year 2019	Average
A Total Shares Granted During the Fiscal Year	81,160	127,275	136,780	115,072
B Basic Weighted Average Shares Outstanding	60,747,137	57,411,384	51,278,932	56,479,151
Burn Rate (A / B)	0.13%	0.22%	0.27%	0.20%
In determining the number of shares of common stock to reserve for issuance under the 2022 Plans, we considered a variety of factors, including the need to adequately incentivize our Manager or our officers, employees, non-employee directors, independent contractors and consultants of the Company and its affiliates (including the Manager).
Material Features of the 2022 Plans
The following is a summary of the material features of the 2022 Plans. This summary is qualified in its entirety by the full text of the 2022 Plans, copies of which are included as Annex B and Annex C to this Proxy Statement.
Type of Awards
The 2022 Plans provide for the issuance of options (including non-statutory stock options and incentive stock options), stock appreciation rights (referred to as SARs), restricted stock, restricted stock units (referred to as RSUs), stock bonuses, other stock-based awards and cash awards.
Shares of Common Stock Available for Issuance
The aggregate maximum number of shares of our common stock reserved and available for future issuances under the 2022 Plans will be 1,000,000 shares of our common stock (subject to any equitable adjustments in accordance with the 2022 Plans, including the Reverse Stock Split, if approved; see "Proposal 4" of this Proxy Statement).
Shares of our common stock subject to an award under the 2022 Plans that remain unissued upon the cancellation or termination of the award will again become available for grant under the 2022 Plans. However, shares of our common stock that are exchanged by a participant or withheld by the Company as payment in connection with any award under the 2022 Plans, as well as any shares of our common stock exchanged by a participant or withheld by the Company to satisfy tax withholding obligations related to any award, will not be available for subsequent awards under the 2022 Plans. If an award can only be settled in cash, it will not be counted against the total number of shares of our common stock available for grant under the 2022 Plans. Any shares of our common stock repurchased using the proceeds received by the Company from the payment of any exercise or purchase price of any award will not be added to the shares of our common stock available for future issuance under the 2022 Plans.
Minimum Vesting Conditions
Equity-based awards granted under the 2022 Plans will generally be subject to a minimum vesting period of at least twelve (12) months, with certain exceptions, including an exception for a number of equity-based awards representing a maximum of five percent (5%) of the shares of our common stock reserved for issuance under the 2022 Plans and the ability for awards granted to non-management directors in connection with an annual stockholders’ meeting to vest upon the occurrence of the next annual stockholders’ meeting. Notwithstanding the foregoing, the plan administrator may accelerate the vesting of awards prior to the first anniversary of the applicable grant date under certain circumstances, including a "change in control" (as defined below).
Administration
The 2022 Plans will be administered by our Board of Directors, or if our Board of Directors does not administer the 2022 Plans, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable stock exchange listing requirements (our Board of Directors or the committee or subcommittee referred to above, the "Plan Administrator"). The Plan Administrator may interpret the 2022 Plans and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2022 Plans.
The 2022 Plans permit the Plan Administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of our common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award (subject to the minimum vesting conditions), and to amend the terms and conditions of outstanding awards.
Eligible Participants
Under the Incentive Plan, each of the officers, employees, non-employee directors, independent contractors and consultants of the Company or any affiliate of the Company, including any individuals who are employees of the Manager or one of the Manager’s affiliates, are eligible to participate in the Incentive Plan, provided that they have been selected by the Plan Administrator to receive awards under the Incentive Plan. As of April 14, 2022, if selected by the Plan Administrator, there were approximately (i) 8 officers of the Company and its affiliates who would be eligible to participate in the Incentive Plan, (ii) no non-officer employees of the Company and its affiliates who would be eligible to participate in the Incentive Plan, (iii) 4 non-employee directors of the Company and its affiliates who would be eligible to participate in the Incentive Plan, and (iv) no independent contractors and consultants of the Company and its affiliates who would be eligible to participate in the Incentive Plan.
Under the Manager Incentive Plan, the Manager or an officer, employee, non-employee director, independent contractor or consultant of the Manager or one of the Manager’s affiliates or officers of the Company are eligible to participate in the Manager Incentive Plan, provided that they have been selected by the Plan Administrator to receive awards under the Manager Incentive Plan. As of April 14, 2022, if selected by the Plan Administrator, there were approximately (i) 8 officers of the Manager and its affiliates and 8 officers of the Company who would be eligible to participate in the Manager Incentive Plan, (ii) 745 non-officer employees of the Manager and its affiliates who would be eligible to participate in the Manager Incentive Plan (constituting all of the Manager's non-officer employees as of March 31, 2022), (iii) 3 non-employee directors of the Manager and its affiliates who would be eligible to participate in the Manager Incentive Plan, and (iv) no independent contractors and consultants of the Manager and its affiliates who would be eligible to participate in the Manager Incentive Plan.
RSUs and Restricted Stock
RSUs and restricted stock may be granted under the 2022 Plans. The Plan Administrator will determine the purchase price, vesting schedule and performance objectives, if any, applicable to the grant of RSUs and restricted stock. If the restrictions, performance objectives or other conditions determined by the Plan Administrator are not satisfied, the RSUs and restricted stock will be forfeited. Subject to the provisions of the 2022 Plans and the applicable individual award agreement, the Plan Administrator may provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances as set forth in the applicable individual award agreement, including the attainment of certain performance goals, a participant’s termination of employment or service or a participant’s death or disability. The rights of RSU and restricted stock holders upon a termination of employment or service will be set forth in individual award agreements.
Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such restricted stock, provided that any dividends declared during the restricted period with respect to such restricted stock will only become payable if the underlying restricted stock vest. During the restricted period, participants with RSUs will generally not have any rights of a stockholder, but, if the applicable individual award agreement so provides, may be credited with dividend equivalent rights that will be paid at the time that shares of our common stock in respect of the related RSUs are delivered to the participant.
Options
We may issue options under the 2022 Plans. Options granted under the 2022 Plans may be in the form of non-qualified options or "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as set forth in the applicable individual option award agreement. The exercise price of all options granted under the 2022 Plans will be determined by the Plan Administrator, but in no event may the exercise price be less than 100% of the fair market value of the related shares of common stock on the date of grant. The maximum term of all options granted under the 2022 Plans will be determined by the Plan Administrator, but may not exceed ten years. Each option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the Plan Administrator in the applicable individual option agreement.
Stock Appreciation Rights
SARs may be granted under the 2022 Plans either alone or in conjunction with all or part of any option granted under the 2022 Plans. A free-standing SAR granted under the 2022 Plans entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over the base price of the free-standing SAR. An SAR granted in conjunction with all or part of an option under the 2022 Plans entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over the exercise price of the related option. Each SAR will be granted with a base price that is not less than 100% of the fair market value of the related shares of our common stock on the date of grant. The maximum term of all SARs granted under the 2022 Plans will be determined by the Plan Administrator, but may not exceed ten years. The Plan Administrator may determine to settle the exercise of a SAR in shares of our common stock, cash, or any combination thereof.
Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the Plan Administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.
Other Stock-Based Awards
Other stock-based awards, valued in whole or in part by reference to, or otherwise based on, shares of our common stock (including dividend equivalents) may be granted under the 2022 Plans. Any dividend or dividend equivalent awarded under the 2022 Plans will be subject to the same restrictions, conditions and risks of forfeiture as the underlying awards and will only become payable if the underlying awards vest. The Plan Administrator will determine the terms and conditions of such other stock-based awards, including the number of shares of our common stock to be granted pursuant to such other stock-based awards, the manner in which such other stock-based awards will be settled (e.g., in shares of our common stock, cash or other property), and the conditions to the vesting and payment of such other stock-based awards (including the achievement of performance objectives).
Stock Bonuses and Cash Awards
Bonuses payable in fully vested shares of our common stock (subject to the minimum vesting conditions) and awards that are payable solely in cash may also be granted under the 2022 Plans.
Performance Goals
The Plan Administrator may grant equity-based awards and incentives under the 2022 Plans that are subject to the achievement of performance objectives selected by the Plan Administrator in its sole discretion, including, without limitation, one or more of the following business criteria: (i) earnings, including one or more of earnings before or after taxes, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) revenue, revenue growth or rate of revenue growth; (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) returns on sales or revenues; (vii) operating expenses or total expenses; (viii) stock price appreciation; (ix) cash flow or net cash provided by investing activities; (x) implementation or completion of critical projects or processes; (xi) cumulative earnings per share growth; (xii) operating margin or profit margin; (xiii) stock price or total stockholder return, measured on absolute basis or relative to industry peers or indices; (xiv) changes in book value, economic book value, economic return on book value, distributable earnings, net interest income, adjusted net interest income, net interest margin and weighted average yield (as each such term is defined in the Company’s earnings reports and/or periodic filings with the SEC); (xv) cost targets, reductions and savings, productivity and efficiencies; (xvi) strategic business criteria, consisting of one or more objectives based on meeting goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xviii) any combination of, or a specified increase in, any of the foregoing. Awards may also be made without specific performance objectives.
The business criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to us or any of our affiliates, or one of our divisions or strategic business units or a division or strategic business unit of any of our affiliates, or may be applied to our performance relative to a market index, a group of other companies or a combination thereof, all as determined by the Plan

Administrator. The business criteria may also be subject to a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made. The Plan Administrator will have the authority to make equitable adjustments to the business criteria, as may be determined by the Plan Administrator in its sole discretion.
Equitable Adjustments
In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of our common stock, cash or other property), stock split, reverse stock split, subdivision or consolidation, combination, exchange of shares, or other change in corporate structure affecting the shares of our common stock, an equitable substitution or proportionate adjustment shall be made, at the sole discretion of the Plan Administrator, in (i) the aggregate number of shares of our common stock reserved for issuance under the 2022 Plans, (ii) the maximum number of shares of our common stock or cash that may be subject to awards granted to any participant in any calendar year, (iii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the 2022 Plans, (iv) the kind, number and purchase price of shares of our common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs, stock bonuses and other stock-based awards granted under the 2022 Plans or (v) the performance goals and periods applicable to awards granted under the 2022 Plans. Equitable substitutions or adjustments other than those listed above may also be made as determined by the Plan Administrator. In addition, the Plan Administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of our common stock, cash or other property covered by such awards over the aggregate exercise price or base price, if any, of such awards, but if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares of our common stock, cash or other property covered by such award, the Board of Directors may cancel the award without the payment of any consideration to the participant.
No Repricing
Subject to the equitable adjustments permitted under the 2022 Plans, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price, as applicable, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.
Treatment Upon a Change in Control
In the event a "change in control" (as defined below) occurs, except as otherwise provided in an award agreement, and either (i) an outstanding award granted under the 2022 Plans is not assumed or substituted or (ii) an outstanding award granted under the 2022 Plans is assumed or substituted and a participant’s employment or service is terminated by the Company or any of its successors or affiliates without cause within 24 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be achieved at the greater of target or actual performance levels.
Definition of Change in Control
For purposes of the 2022 Plans, a "change in control" means, in summary: (i) a person or entity becomes the beneficial owner of 50% or more of the Company’s voting power; (ii) a merger or consolidation of the Company or any of its subsidiaries, other than (A) a merger or consolidation that results in the Company’s voting securities continuing to represent more than 50% of the combined voting power of the surviving entity or its parent and the Company’s Board of Directors immediately prior to the merger or consolidation continuing to represent a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation affected to implement a recapitalization in which no person is or becomes the owner of the Company’s voting securities representing 50% or more of the Company’s combined voting power; (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition of substantially all of the Company’s assets, other than a sale or disposition to an entity, at least 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company immediately prior to such sale or a sale or disposition to an entity controlled by the Company’s Board of Directors; or (iv) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which stockholders of the Company immediately prior thereto hold the same proportionate equity interest in the entity which owns all or substantially all of the assets of the Company immediately thereafter.
Tax Withholding
Each participant will be required to make arrangements satisfactory to the Plan Administrator regarding payment of an amount up to the maximum statutory rates in the participant’s applicable jurisdictions with respect to any award granted under the 2022 Plans, as determined by the Company. The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the Plan Administrator, the participant may satisfy the foregoing requirement by either electing to have the Company withhold from delivery of shares of our common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of our common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy our withholding obligation with respect to any award.
Amendment and Termination of the 2022 Plans
The 2022 Plans provides the Board of Directors with authority to amend, alter or terminate the 2022 Plans, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The Plan Administrator may amend an award, prospectively or retroactively, but no such amendment may impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.
Plan Term
The 2022 Plans will terminate on the tenth anniversary of the Effective Date, although awards granted before that time will remain outstanding in accordance with their terms.
New Plan Benefits
The dollar value and number of awards to be granted in the future to eligible participants in the 2022 Plans are not currently determinable because the value and number of such awards are subject to the discretion of the Plan Administrator. Consequently, it is not possible to determine the benefits that might be received by participants under the 2022 Plans.
Registration with SEC
We intend to file with the SEC a registration statement on Form S-8 covering the shares of our common stock issuable under the Incentive Plan.
US Federal Income Tax Consequences
The following is a summary of certain United States federal income tax consequences of awards granted to individual service providers under the 2022 Plans. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
Options
An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the common shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any common shares received upon exercise of an option will be the fair market value of the common shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain.
Stock Appreciation Rights
A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of a SAR will be the fair market value of the shares of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock
A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a "substantial risk of forfeiture" (within the meaning of the Internal Revenue Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Internal Revenue Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
RSUs
In general, the grant of RSUs (including performance share units) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Other Awards
With respect to other awards granted under the 2022 Plans, including stock bonuses, other stock-based awards and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of our common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Vote Required
Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The affirmative vote of stockholders holding a majority of the Company’s issued and outstanding common stock in attendance at the meeting, either in person or by proxy, is required to approve, on an advisory basis, this Proposal. Abstentions and broker non‑votes will have no effect.
The Board recommends a vote FOR the approval of the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan and the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.
STOCKHOLDER PROPOSALS
Pursuant to Rule 14a‑8 under the Exchange Act, in order to be eligible for inclusion in the proxy materials for the Company’s 2023 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company no later than January 2, 2023, which is not less than 120 days prior to May 2, 2023, the one-year anniversary of the date on which the mailing of this Proxy Statement is expected to commence. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the SEC and must be furnished to the Secretary of the Company by certified mail, return receipt requested.

If stockholders wish to submit proposals outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered "timely" for the purposes of Rule 14a‑4(c) under the Exchange Act, the proposal must be received by the Secretary of the Company no later than April 25, 2023, assuming that the Company’s 2023 Annual Meeting of Stockholders is held within 30 days of June 24, 2023. In addition, pursuant to the Company’s Bylaws, in order to be properly brought before the Company’s 2023 Annual Meeting of Stockholders, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive offices not less than 60 nor more than 90 days prior to the date of such annual meeting.

ANNUAL REPORT
The Company, upon request, will furnish to record and beneficial holders of its common stock, free of charge, an additional copy of its Annual Report on Form 10‑K (including financial statements and schedules but without exhibits) for the year ended December 31, 2021. Copies of exhibits to the Form 10‑K also will be furnished upon request at the payment of a reasonable charge. All requests should be directed to Investor Relations for the Company care of Financial Profiles, Inc., 11601 Wilshire Blvd., Suite 1920, Los Angeles, CA 90025.
YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2022 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD

Charles A. Ruys de Perez, Secretary
Salt Lake City, Utah

May 2, 2022

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WESTERN ASSET MORTGAGE CAPITAL CORPORATION
______________________________________________________________________________
Pursuant to Section 242 of the General
Corporation Law of the State of Delaware
______________________________________________________________________________
Western Asset Mortgage Capital Corporation, a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:
FIRST: Upon the filing and effectiveness (the "Effective Time") pursuant to the General Corporation Law of the State of Delaware (the "DGCL") of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [●] ([●]) shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.
SECOND: Upon the Effective Time, the first sentence of Section 4.1 of Article IV of the Corporation’s Amended and Restated Certificate of Incorporation, relating to the capital stock of the Corporation, is hereby amended to read in its entirety as set forth below:
FOURTH: The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is [●] shares. The authorized stock is divided into 100,000,000 shares of preferred stock, with the par value of $0.01 each (the "Preferred Stock"), and [●] shares of common stock, with the par value of $0.01 each (the "Common Stock").
THIRD: This Certificate of Amendment shall become effective as of [           ], 2022 at [           ] [a.m./p.m.].
FOURTH: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on June 24, 2022, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

June 24, 2022

GO GREEN

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The proxy statement, the Company's 2021 Annual Report and proxy card are available at http://proxy.westernassetmcc.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633030030000000000 4 062422

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND VOTES "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, AND "FOR" PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	☐	☐	☐
3. RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT AUDITORS	☐	☐	☐
4. APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK AND A CORRESPONDING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK	☐	☐	☐
5. APPROVE THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 OMNIBUS INCENTIVE PLAN AND THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 MANAGER OMNIBUS INCENTIVE PLAN	☐	☐	☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IN WITNESS WHEREOF, Western Asset Mortgage Capital Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [      ] day of [      ], 2022.
WESTERN ASSET MORTGAGE CAPITAL
CORPORATION
By:
Name:
Title:

ANNEX B

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
2022 OMNIBUS INCENTIVE PLAN
Section 1.Purpose of Plan.
The name of the Plan is the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan (the "Plan"). The purposes of the Plan are to provide an additional incentive to selected officers, employees, non-employee directors, independent contractors, and consultants of the Company or its Affiliates (as hereinafter defined), including without limitation individuals who are employees of the Manager (as hereinafter defined) or one of its Affiliates who are providing services to the Company, in each case whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)"Administrator" means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)"Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
(c)"Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus, Other Stock-Based Award or Cash Award granted under the Plan.
(d)"Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion.
(e)"Base Price" has the meaning set forth in Section 8(b) hereof.
(f)"Beneficial Owner" (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g)"Board" means the Board of Directors of the Company.
(h)"By-Laws" means the by-laws of the Company, as may be amended and/or restated from time to time.
(i)"Cash Award" means an Award granted pursuant to Section 12 hereof.
(j)"Cause" has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define "Cause," Cause means (i) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment; (ii) the indictment of, or conviction of, or entering of a plea of nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or the Company (including any of its Subsidiaries or Affiliates) subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by the Company (including any Subsidiary or Affiliate for whom the Participant may be employed on a full-time basis at the time) or the Participant’s failure to comply with any of the restrictive covenants to which the Participant is subject; (v) the Participant’s willful failure to comply with any material policies or procedures of the Company as in effect from time to time, provided that the Participant shall have been delivered a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure; or (vi) the Participant’s failure to perform the material duties in connection with the Participant’s position, unless the Participant remedies the failure referenced in this clause (vi) no later than ten (10) days following delivery to the Participant of a written notice from the Company (including any of its Subsidiaries or Affiliates) describing such failure in reasonable detail (provided that the Participant shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vi)).
(k)"Certificate of Incorporation" means the amended and restated certificate of incorporation of the Company, as may be further amended and/or restated from time to time.

(l)"Change in Capitalization" means any (1) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (2) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation, (3) combination or exchange of shares, or (4) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.
(m)"Change in Control" means an event set forth in any one of the following paragraphs shall have occurred:
(1)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (2) below; or
(2)there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(3)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof; or
(4)the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of shares of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
(n)"Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(o)"Committee" means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a "non-employee director" within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or By-laws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(p)"Common Stock" means the common stock, $0.01 par value per share, of the Company.
(q)"Company" means Western Asset Mortgage Capital Corporation, a Delaware corporation (or any successor company, except as the term "Company" is used in the definition of "Change in Control" above).
(r)"Disability" means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(s)"Effective Date" has the meaning set forth in Section 19 hereof.
(t)"Eligible Recipient" means an officer, employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates who are providing services to the Company, in each case who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an "eligible issuer of service recipient stock" within the meaning of Section 409A of the Code.
(u)"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
(v)"Exercise Price" means, with respect to any Option, the per share price at which a holder of such Option may purchase such shares of Common Stock issuable upon the exercise of such Option.
(w)"Fair Market Value" of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(x)"Free Standing Right" has the meaning set forth in Section 8(a) hereof.
(y)"ISO" means an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.
(z)"Manager" means Western Asset Management Company, a California corporation (or any successor company).
(aa)"Manager Incentive Plan" means the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan.
(bb)"Nonqualified Stock Option" shall mean an Option that is not designated as an ISO.
(cc)"Option" means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term "Option" as used in the Plan includes the terms "Nonqualified Stock Option" and "ISO."
(dd)"Other Stock-Based Award" means an Award granted pursuant to Section 10 hereof.
(ee)"Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(ff)"Performance Goals" means performance goals based on criteria selected by the Administrator in its sole discretion, including, without limitation, one or more of the following criteria: (i) earnings, including one or more of earnings before or after taxes, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) revenue, revenue growth or rate of revenue growth; (v) return on assets (gross or net), return on investment, return on capital, or return on equity;

(vi) returns on sales or revenues; (vii) operating expenses or total expenses; (viii) stock price appreciation; (ix) cash flow or net cash provided by investing activities; (x) implementation or completion of critical projects or processes; (xi) cumulative earnings per share growth; (xii) operating margin or profit margin; (xiii) stock price or total stockholder return, measured on absolute basis or relative to industry peers or indices; (xiv) changes in book value, economic book value, economic return on book value, distributable earnings, net interest income, adjusted net interest income, net interest margin and weighted average yield (as each term is defined in the Company's earnings reports and/or periodic filings with the Securities and Exchange Commission); (xv) cost targets, reductions and savings, productivity and efficiencies; (xvi) strategic business criteria, consisting of one or more objectives based on meeting goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xviii) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or any Affiliate thereof, or a division or strategic business unit of the Company or any Affiliate thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Administrator shall have the authority to make equitable adjustments to the Performance Goals as may be determined by the Administrator, in its sole discretion.
(gg)"Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(hh)"Plan" has the meaning set forth in Section 1 hereof.
(ii)"Related Right" has the meaning set forth in Section 8(a) hereof.
(jj)"Restricted Stock" means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(kk)"Restricted Stock Unit" means the right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.
(ll)"Rule 16b-3" has the meaning set forth in Section 3(a) hereof.
(mm)"Shares" means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(nn)"Stock Appreciation Right" means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(oo)"Stock Bonus" means a bonus payable in fully vested shares of Common Stock granted pursuant to Section 11 hereof.
(pp)"Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(qq)"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company or any subsidiary or affiliate thereof combines.
(rr)"Transfer" has the meaning set forth in Section 17 hereof.
Section 3.Administration.
(a)The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act ("Rule 16b-3"), to the extent applicable.
(b)Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)to select those Eligible Recipients who shall be Participants;

(2)to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3)to determine the number of Shares to be covered by each Award granted hereunder;
(4)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the Performance Goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Stock Appreciation Right, (iv) the vesting schedule applicable to each Award, subject to Section 4(d) hereof, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and, in the event of the Participant’s death or Disability, accelerating the vesting schedule of such Awards);
(5)to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)to determine the Fair Market Value in accordance with the terms of the Plan;
(7)to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
(8)to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and
(9)to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
(10)to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
(d)The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.
Section 4.Shares Reserved for Issuance; Certain Limitations; Minimum Vesting Conditions; No Repricing.
(a)The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,000,000 Shares (subject to adjustment as provided in Section 5), less any Shares issued or subject to awards granted under the Manager Incentive Plan (subject to adjustment as provided in Section 5 of the Manager Incentive Plan).
(b)All of the Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.
(c)Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan, and notwithstanding that a Stock Appreciation Right is settled by the delivery of a net number of shares of Common Stock, the full number of shares of Common Stock underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Shares of Common Stock, if any, that are repurchased by the Company using the proceeds received by the Company from the exercise of any Option or Stock Appreciation Right or from the payment of any purchase price with respect to any other Award shall not be added to the aggregate number of shares of Common Stock available for Awards under the Plan. Shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.
(d)Any Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses or Other Stock-Based Awards granted under the Plan (other than such Awards representing a maximum of five percent (5%) of the shares of Common Stock reserved for issuance under the Plan pursuant to Section 4(a) hereof) shall be granted subject to a minimum vesting period of at least twelve (12) months, such that no such Awards shall vest prior to the first anniversary of the applicable grant date. Notwithstanding the foregoing, (A) the Administrator may accelerate the vesting of awards prior to the first anniversary of the applicable grant date (i) due to the Participant’s death, disability, retirement, leave of absence or termination of employment, or upon a divestiture, reduction in force or sale or disposition of a subsidiary or division or any other similar event, in each case as determined by the Administrator, (ii) as provided in Section 13 hereof or (iii) in connection with the grant of a Substitute Award in replacement of an award scheduled to vest within twelve (12) months following the date of grant of such Substitute Award and (B) any awards granted to non-management members of the Board in respect of service on the Board that are granted in connection with an annual meeting of the Company’s stockholders may vest upon the occurrence of the next occurring annual meeting of the Company’s stockholders after the date of such grant.
(e)Notwithstanding the foregoing, but subject to Section 5 hereof, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the Exercise Price or Base Price, as applicable, of such Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Options or Stock Appreciation Rights or (iii) cancel outstanding Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.
Section 5.Equitable Adjustments.
(a)In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of shares of Common Stock or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of other property, subject to outstanding Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards granted under the Plan or (iv) the Performance Goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
(b)Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Board may cancel such Award without the payment of any consideration to the Participant.
(c)The determinations made by the Administrator or the Board, as applicable, pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.Options.
(a)General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related shares of Common Stock on the date of grant.
(c)Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e)Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its "parent corporation" (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.
(i)ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its "parent corporation" (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(ii)$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(iii)Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a "disqualifying disposition" of any Share acquired pursuant to the exercise of such ISO. A "disqualifying disposition" is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.
(h)Termination of Employment or Service. In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.

(i)Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 8.Stock Appreciation Rights.
(a)General. Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)Base Price. Each Stock Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related shares of Common Stock on the date of grant (such amount, the “Base Price”).
(c)Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or any other rights of a stockholder with respect to the Shares, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.
(d)Exercisability.
(1)Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.
(e)Consideration Upon Exercise.
(1)Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
(2)A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(f)Termination of Employment or Service.
(1)In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.
(2)In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.
(g)Term.
(1)The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2)The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h)Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 9.Restricted Stock and Restricted Stock Units.
(a)General. Restricted Stock and Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time prior to which Restricted Stock or Restricted Stock Units become vested and free of restrictions on Transfer (the "Restricted Period"); the Performance Goals (if any); and all other conditions of the Restricted Stock and Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.
(b)Awards and Certificates.
(1)Except as otherwise provided in Section 9(c) hereof, (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock.
(2)With respect to an Award of Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, stock certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of shares of Common Stock underlying the Award of Restricted Stock Units.
(3)Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
(4)Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)Restrictions and Conditions. The Restricted Stock and Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)Subject to Section 4(d) hereof, the Award Agreement may provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as set forth in the Award Agreement, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.
(2)Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to shares of Restricted Stock during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares; provided, however, that any dividends declared during the Restricted Period with respect to such shares shall only become payable if (and to the extent) the underlying Restricted Shares vest. The Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of shares of Common Stock covered by Restricted Stock Units may, to the extent set forth in an Award Agreement, be provided to the

Participant at the time (and to the extent) that shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant. For the avoidance of doubt, any dividend or dividend equivalent awarded with respect to Restricted Stock or Restricted Stock Units shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Restricted Stock or Restricted Stock Units.
(d)Termination of Employment or Service. The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.
(e)Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.Other Stock-Based Awards.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and shall only become payable if (and to the extent) the underlying Awards vest. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards.
Section 11.Stock Bonuses.
In the event that the Administrator grants a Stock Bonus, the Shares constituting such Stock Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.
Section 12.Cash Awards.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of Performance Goals.
Section 13.Change in Control Provisions.
Except as provided in the applicable Award Agreement, in the event that (a) a Change in Control occurs and (b) either (x) an outstanding Award is not assumed or substituted in connection therewith or (y) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause on or after the effective date of the Change in Control but prior to twenty-four (24) months following the Change in Control, then:
(a)any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b)the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at the greater of target or actual performance levels.
For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
Section 14.Amendment and Termination.
The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.
Section 15.Unfunded Status of Plan.
The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 16.Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 17.Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a "Transfer") by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 18.Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company, the Manager or any of their respective Affiliates, as the case may be, nor shall it interfere in any way with the right of the Company, the Manager or any of their respective Affiliates to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.Effective Date.
The Plan was adopted by the Board on April 28, 2022, and shall become effective on the date that it is approved by the Company’s stockholders ("Effective Date").
Section 20.Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 21.Securities Matters and Regulations.
(a)Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 22.Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
Section 23.No Fractional Shares.
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 25.Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 27.Clawback.
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Section 28.Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a "separation from service" from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 29.Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 30.Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 31.Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 32.Relationship to other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

ANNEX C
WESTERN ASSET MORTGAGE CAPITAL CORPORATION
2022 MANAGER OMNIBUS INCENTIVE PLAN
Section 1.Purpose of Plan.
The name of the Plan is the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to issue equity-based incentives to (i) Western Asset Management Company, a California corporation (or any successor company) (the “Manager”), which may in turn issue incentives to the directors, officers, employees of, or advisors or consultants to, the Manager or an Affiliate (as hereinafter defined) of the Manager, in order to increase their efforts on behalf of the Company and to promote the success of the Company’s business and (ii) employees or directors of the Manager or one of its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
(c)“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus, Other Stock-Based Award or Cash Award granted under the Plan.
(d)“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion.
(e)“Base Price” has the meaning set forth in Section 8(b) hereof.
(f)“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g)“Board” means the Board of Directors of the Company.
(h)“By-Laws” means the by-laws of the Company, as may be amended and/or restated from time to time.
(i)“Cash Award” means an Award granted pursuant to Section 12 hereof.
(j)“Cause” has the meaning assigned to such term in the Award Agreement, the Management Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means (i) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment; (ii) the indictment of, or conviction of, or entering of a plea of nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or the Company (including any of its Subsidiaries or Affiliates) subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by the Company (including any Subsidiary or Affiliate for whom the Participant may be employed on a full-time basis at the time) or the Participant’s failure to comply with any of the restrictive covenants to which the Participant is subject; (v) the Participant’s willful failure to comply with any material policies or procedures of the Company as in effect from time to time, provided that the Participant shall have been delivered a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure; or (vi) the Participant’s failure to perform the material duties in connection with the Participant’s position, unless the Participant remedies the failure referenced in this clause (vi) no later than ten (10) days following delivery to the Participant of a written notice from the Company (including any of its Subsidiaries or Affiliates) describing such failure in reasonable detail (provided that the Participant shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vi)).
(k)“Certificate of Incorporation” means the amended and restated certificate of incorporation of the Company, as may be further amended and/or restated from time to time.

(l)“Change in Capitalization” means any (1) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (2) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation, (3) combination or exchange of shares, or (4) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.
(m)“Change in Control” means an event set forth in any one of the following paragraphs shall have occurred:
(1)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (2) below; or
(2)there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(3)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof; or
(4)the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of shares of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
(n)“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(o)“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the

Certificate of Incorporation or By-laws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(p)“Common Stock” means the common stock, $0.01 par value per share, of the Company.
(q)“Company” means Western Asset Mortgage Capital Corporation, a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(r)“Disability” means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(s)“Effective Date” has the meaning set forth in Section 20 hereof.
(t)“Eligible Recipient” means the Manager or an officer, employee, non-employee director, independent contractor or consultant of the Manager or one of the Manager’s Affiliates, in each case who has been selected as an eligible participant by the Administrator; provided, that an Eligible Recipient may include officers of the Company; provided, however, that to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(v)“Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase such shares of Common Stock issuable upon the exercise of such Option.
(w)“Fair Market Value” of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(x)“Free Standing Right” has the meaning set forth in Section 8(a) hereof.
(y)“Incentive Plan” means the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan.
(z)“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(aa)“Management Agreement” means the Management Agreement, dated as of May 9, 2012, as amended August 3, 2016, by and between the Company and the Manager, as such may be amended from time to time.
(bb)“Manager” has the meaning set forth in Section 1 hereof.
(cc)“Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.
(dd)“Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(ee)“Other Stock-Based Award” means an Award granted pursuant to Section 10 hereof.
(ff)“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(gg)“Performance Goals” means performance goals based on criteria selected by the Administrator in its sole discretion, including, without limitation, one or more of the following criteria: (i) earnings, including one or more of earnings before or after taxes, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) revenue, revenue growth or rate of revenue growth; (v) return on assets (gross or net), return on investment, return on capital, or return on equity;

(vi) returns on sales or revenues; (vii) operating expenses or total expenses; (viii) stock price appreciation; (ix) cash flow or net cash provided by investing activities; (x) implementation or completion of critical projects or processes; (xi) cumulative earnings per share growth; (xii) operating margin or profit margin; (xiii) stock price or total stockholder return, measured on absolute basis or relative to industry peers or indices; (xiv) changes in book value, economic book value, economic return on book value, distributable earnings, net interest income, adjusted net interest income, net interest margin and weighted average yield (as each term is defined in the Company's earnings reports and/or periodic filings with the Securities and Exchange Commission); (xv) cost targets, reductions and savings, productivity and efficiencies; (xvi) strategic business criteria, consisting of one or more objectives based on meeting goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xviii) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or any Affiliate thereof, or a division or strategic business unit of the Company or any Affiliate thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Administrator shall have the authority to make equitable adjustments to the Performance Goals as may be determined by the Administrator, in its sole discretion.
(hh)“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(ii)“Plan” has the meaning set forth in Section 1 hereof.
(jj)“Related Right” has the meaning set forth in Section 8(a) hereof.
(kk)“Restricted Stock” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(ll)“Restricted Stock Unit” means the right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.
(mm)“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
(nn)“Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(oo)“Stock Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(pp)“Stock Bonus” means a bonus payable in fully vested shares of Common Stock granted pursuant to Section 11 hereof.
(qq)“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(rr)“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company or any subsidiary or affiliate thereof combines.
(ss)“Transfer” has the meaning set forth in Section 18 hereof.
Section 3.Administration.
(a)The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)to select those Eligible Recipients who shall be Participants;

(2)to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3)to determine the number of Shares to be covered by each Award granted hereunder;
(4)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the Performance Goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Stock Appreciation Right, (iv) the vesting schedule applicable to each Award, subject to Section 4(d) hereof, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and, in the event of the Participant’s death or Disability, accelerating the vesting schedule of such Awards);
(5)to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)to determine the Fair Market Value in accordance with the terms of the Plan;
(7)to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
(8)to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and
(9)to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
(10)to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
(d)The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.
Section 4.Shares Reserved for Issuance; Certain Limitations; Minimum Vesting Conditions; No Repricing.
(a)The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,000,000 Shares (subject to adjustment as provided in Section 5), less any Shares issued or subject to awards granted under the Incentive Plan (subject to adjustment as provided in Section 5 of the Incentive Plan).
(b)All of the Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.
(c)Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan, and notwithstanding that a Stock Appreciation Right is settled by the delivery of a net number of shares of Common Stock, the full number of shares of Common Stock underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Shares of Common Stock, if any, that are repurchased by the Company using the proceeds received by the Company from the exercise of any Option or Stock Appreciation Right or from the payment of any purchase price with respect to any other Award shall not be added to the aggregate number of shares of Common Stock available for Awards under the Plan. Shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.
(d)Any Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses or Other Stock-Based Awards granted under the Plan (other than such Awards representing a maximum of five percent (5%) of the shares of Common Stock reserved for issuance under the Plan pursuant to Section 4(a) hereof) shall be granted subject to a minimum vesting period of at least twelve (12) months, such that no such Awards shall vest prior to the first anniversary of the applicable grant date. Notwithstanding the foregoing, (A) the Administrator may accelerate the vesting of awards prior to the first anniversary of the applicable grant date (i) due to the Participant’s death, disability, retirement, leave of absence or termination of employment, or upon a divestiture, reduction in force or sale or disposition of a subsidiary or division or any other similar event, in each case as determined by the Administrator, (ii) as provided in Section 14 hereof or (iii) in connection with the grant of a Substitute Award in replacement of an award scheduled to vest within twelve (12) months following the date of grant of such Substitute Award and (B) any awards granted to non-management members of the Board in respect of service on the Board that are granted in connection with an annual meeting of the Company’s stockholders may vest upon the occurrence of the next occurring annual meeting of the Company’s stockholders after the date of such grant.
(e)Notwithstanding the foregoing, but subject to Section 5 hereof, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the Exercise Price or Base Price, as applicable, of such Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Options or Stock Appreciation Rights or (iii) cancel outstanding Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.
Section 5.Equitable Adjustments.
(a)In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of shares of Common Stock or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of other property, subject to outstanding Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards granted under the Plan or (iv) the Performance Goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
(b)Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Board may cancel such Award without the payment of any consideration to the Participant.
(c)The determinations made by the Administrator or the Board, as applicable, pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those Persons that qualify as Eligible Recipients.
Section 7.Options.
(a)General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related shares of Common Stock on the date of grant.
(c)Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e)Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.
(i)ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(ii)$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(iii)Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 17 hereof.
Section 8.Stock Appreciation Rights.
(a)General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)Base Price. Each Stock Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related shares of Common Stock on the date of grant (such amount, the “Base Price”).
(c)Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or any other rights of a stockholder with respect to the Shares, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 17 hereof.
(d)Exercisability.
(1)Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.
(e)Consideration Upon Exercise.
(1)Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
(2)A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(f)Term.
(1)The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
Section 9.Restricted Stock and Restricted Stock Units.
(a)General. Restricted Stock and Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time prior to which Restricted Stock or Restricted Stock Units become vested and free of restrictions on Transfer (the “Restricted Period”); the Performance Goals (if any); and all other conditions of the Restricted Stock and Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit its, his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.
(b)Awards and Certificates.
(1)Except as otherwise provided in Section 9(c) hereof, (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock.
(2)With respect to an Award of Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, stock certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or its, his or her legal representative, in a number equal to the number of shares of Common Stock underlying the Award of Restricted Stock Units.
(3)Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
(4)Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)Restrictions and Conditions. The Restricted Stock and Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)Subject to Section 4(d) hereof, the Award Agreement may provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as set forth in the Award Agreement. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 14 hereof.
(2)Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to shares of Restricted Stock during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares; provided, however, that any dividends declared during the Restricted Period with respect to such shares shall only become payable if (and to the extent) the underlying Restricted Shares vest. The Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of shares of Common Stock covered by Restricted Stock Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant. For the avoidance of doubt, any dividend or dividend equivalent awarded with respect to Restricted Stock or Restricted Stock Units shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Restricted Stock or Restricted Stock Units.
(d)Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.Other Stock-Based Awards.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and shall only become payable if (and to the extent) the underlying Awards vest. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards.
Section 11.Stock Bonuses.
In the event that the Administrator grants a Stock Bonus, the Shares constituting such Stock Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

Section 12.Cash Awards.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of Performance Goals.
Section 13.Termination of Services
(a)If the Management Agreement (i) is terminated by the Company for Cause pursuant to Section 12(a) of the Management Agreement or (ii) expires following the Manager’s issuance of a Termination Notice for a Termination without Cause pursuant to Section 10(c) of the Management Agreement, all unvested Awards then held by the Manager and all accrued and unpaid dividends or dividend equivalents related thereto shall be, as of the date of such termination or expiration of the Management Agreement, immediately cancelled and forfeited without consideration. If the Management Agreement expires or is terminated for any other reason, including without limitation (x) expiration following the Company’s issuance of a Termination Without Cause pursuant to Section 10(c) of the Management Agreement or (y) a termination by the Manager pursuant to Section 12(b) or 12(c) of the Management Agreement, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be achieved at the greater of target or actual performance levels; provided, however, that for any Award subject to Section 409A of the Code, no payment of an Award may be made to the Manager unless the termination of the Management Agreement also constitutes a “separation from service” under Section 409A of the Code.
(b)Unless otherwise determined by the Administrator and except as otherwise provided in an Award Agreement, all unvested Awards then held by a Participant who is not the Manager and who ceases to provide services to the Manager shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option or Stock Appreciation Right (including Free Standing Rights and Related Rights) may remain exercisable following such termination of service with the Manager. No payment of any Award that is subject to Section 409A of the Code may be made to a Participant upon the cessation of services with the Manager unless such cessation of services also constitutes a “separation from service” under Section 409A of the Code with the Manager.
Section 14.Change in Control Provisions.
Except as provided in the applicable Award Agreement, in the event that (a) a Change in Control occurs and (b) either (x) an outstanding Award is not assumed or substituted in connection therewith or (y) solely with respect to Awards held by a Participant who is not the Manager, an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Manager, its successor or an Affiliate thereof without Cause on or after the effective date of the Change in Control but prior to twenty-four (24) months following the Change in Control, then:
(a)any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b)the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at the greater of target or actual performance levels.
For purposes of this Section 14, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
Section 15.Amendment and Termination.
The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without its, his or her consent.
Section 16.Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 17.Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 18.Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any shares of Common Stock or other property underlying such Award. Solely with respect to a Participant who is not the Manager, unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 19.Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer (i) upon the Manager the right to continue to provide services to the Company or any parent or subsidiary of the Company or (ii) upon any other Eligible Recipient any right to continued employment or service with the Manager or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company, the Manager or any of their respective Affiliates to terminate the Management Agreement in accordance with its terms or the right of the Manager to terminate the employment or service of any of its Eligible Recipients at any time.
Section 20.Effective Date.
The Plan was adopted by the Board on April 28, 2022, and shall become effective on the date that it is approved by the Company’s stockholders (“Effective Date”).
Section 21.Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 22.Securities Matters and Regulations.
(a)Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 23.Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
Section 24.No Fractional Shares.
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 25.Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 26.Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 27.Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 28.Clawback.
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Section 29.Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 30.Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 31.Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 32.Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 33.Relationship to other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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WESTERN ASSET MORTGAGE CAPITAL CORPORATION

THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 24, 2022

The undersigned hereby appoints Charles A. Ruys de Perez, Adam C. E. Wright and Lisa Meyer, or any of them, as proxies, each with the power to appoint his or her substitutes, to represent, and vote all shares of common stock that the undersigned is entitled to vote on behalf of the undersigned as designated below at the Annual Meeting of Stockholders of Western Asset Mortgage Capital Corporation, to be held June 24, 2022, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated the Proxy will vote "FOR" Proposals 1, 2, 3, 4 and 5.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

June 24, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/239581234 (password: western2022) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

The proxy statement, the Company's 2021 Annual Report and proxy card are available at http://proxy.westernassetmcc.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20633030030000000000 4 062422

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND VOTES "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, AND "FOR" PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	☐	☐	☐
3. RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT AUDITORS	☐	☐	☐
4. APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK AND A CORRESPONDING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK	☐	☐	☐
5. APPROVE THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 OMNIBUS INCENTIVE PLAN AND THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 MANAGER OMNIBUS INCENTIVE PLAN	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.